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Exhibit 21.1

107-145 West 135th Street Associates (NY)

1133 Fifteenth Street Associates (DC)

1133 Fifteenth Street Associates II (MD)

1133 Fifteenth Street Associates III

1133 Fifteenth Street Associates IV (MD)

1212 South Michigan

2020 Bruckner Associates Limited Partnership

2900 Van Ness Associates (DC)

5 Mile Limited Partnership (MI)

51 North High Street L.P.

62nd Street Joint Venture

62nd Street Ltd Partnership (IN)

630 East Lincoln Avenue Associates Ltd Partnership (NY)

711 West Casino Associates (WA)

735 Willoughby Avenue Company

7400 Roosevelt Investors (PA)

8503 Westheimer Partners, Ltd. (TX)

Abbott Associates Ltd Partnership (NY)

Abington Corporation (MD)

Abington II Corporation (MD)

Abington II-Oxford Associates, L.P. (IN)

Abington-Oxford Associates, L.P. (IN)

Academy Gardens Associates LP (NY)

Acquisition Limited Partnership (MD)

Adirondack Apartments Saranac Associates Limited Partnership (NY)

Advanced Affordable Mill, Ltd. (FL)

AIC REIT Properties LLC

AIMCO Anchorage, L.P. (DE)

AIMCO Angeles GP, LLC (DE)

AIMCO Arbor Station Two, L.P. (DE)

AIMCO Arbor Station, L.P. (DE)

AIMCO Arbors, L.L.C. (DE)

AIMCO Atriums of Plantation L.P. (DE)

AIMCO Bay Club II, L.P. (DE)

AIMCO Bay Club, L.P. (DE)

AIMCO Beau Jardin, L.L.C. (DE)

AIMCO Beech Lake, L.L.C. (DE)

AIMCO Bella Vista, L.L.C. (DE)

AIMCO Bercado Shores, L.L.C. (DE)

AIMCO Boston Lofts, L.P. (DE)

AIMCO Bradford, L.L.C. (DE)

AIMCO Breakers, L.P. (DE)

AIMCO Briarwood, L.L.C. (DE)

AIMCO Bridgewater, L.P. (DE)

AIMCO Brittany, L.L.C. (DE)

AIMCO Brookside, L.L.C. (DE)

AIMCO Brookside/Tustin, L.L.C. (DE)

AIMCO Brookville, L.L.C. (DE)

AIMCO Brookwood, L.L.C. (DE)

AIMCO Burgundy Park, L.P. (DE)

AIMCO Calhoun, L.L.C. (DE)

AIMCO Cameron Villas, L.L.C. (DE)

AIMCO Canterbury Green, L.L.C. (DE)

AIMCO Captiva Club, L.L.C. (DE)

AIMCO Casa Anita, L.P. (DE)

AIMCO Cedar Creek, L.P. (DE)

AIMCO Chatham Harbor, L.L.C. (DE)

AIMCO Chelsea Land, L.L.C. (DE)

AIMCO Chelsea Member, L.L.C. (DE)

AIMCO Chelsea Ridge, L.L.C. (DE)

AIMCO Chesapeake, L.P. (DE)

AIMCO Citrus Grove, L.P. (DE)

AIMCO Citrus Sunset, L.L.C. (DE)

AIMCO Cobble Creek, L.P. (DE)

AIMCO Colonial Crest, L.L.C. (DE)

AIMCO Colony, L.P. (DE)

AIMCO Colorado Residential Group, Inc. (CO)

AIMCO Copperchase, L.P. (DE)

AIMCO Copperfield, L.P. (DE)

AIMCO Covington Pointe, L.P. (DE)

AIMCO Crossings at Belle, L.P. (DE)

AIMCO Crows Nest Apartments, L.P. (DE)

AIMCO Crows Nest, L.P. (DE)

AIMCO Cutler GP, L.L.C. (DE)

AIMCO Cutler Riverside, L.L.C. (DE)

AIMCO Deerfield, L.P. (DE)

AIMCO Dolphin's Landing, L.P. (DE)

AIMCO Doral Oaks, L.P. (DE)

AIMCO Elm Creek, L.P. (DE)

AIMCO Equity Services, Inc. (VA)

AIMCO Fall River II, L.L.C. (DE)

AIMCO Fall River, L.L.C. (DE)

AIMCO Fieldcrest, L.P. (DE)

AIMCO Fisherman's Landing, L.P. (DE)

AIMCO Fondren Court, L.P. (DE)

AIMCO Foxchase, L.P. (DE)

AIMCO Franklin Oaks, L.L.C.

AIMCO Galleria Office, L.P. (DE)

AIMCO Georgetown, L.L.C. (DE)

AIMCO Glen Hollow, L.L.C. (DE)

AIMCO GP LA, L.P. (DE)

AIMCO Greens of Naperville L.L.C. (DE)

AIMCO Greens, L.L.C. (DE)

AIMCO Group, L.P. (DE)

AIMCO Hampton Hill, L.P. (DE)

AIMCO Hanover Square/DIP, L.L.C. (DE)

AIMCO Harbor Ridge II, L.L.C. (DE)

AIMCO Harbor Ridge III, L.L.C. (DE)

AIMCO Hastings Green, L.P. (DE)

AIMCO Hastings Place, L.P. (DE)

AIMCO Haverhill, L.L.C. (DE)

AIMCO Heather Ridge, L.P. (DE)

AIMCO Heritage Park, L.P. (DE)

AIMCO Hickory Ridge, L.L.C. (DE)

AIMCO Hickory Ridge, L.P. (DE)

AIMCO Holdings, L.P. (DE)

AIMCO Hospitality Management Group, Inc. (DE)

AIMCO Hunters Creek, L.L.C. (DE)

AIMCO Hunters Crossing, L.P. (DE)

AIMCO Hunters Glen, L.P. (DE)

AIMCO Hunters Run, L.L.C. (DE)

AIMCO IPLP, L.P. (DE)

AIMCO Ivanhoe, L.P. (DE)

AIMCO Jacques-Miller, L.P. (DE)

AIMCO Key Towers, L.P. (DE)

AIMCO Lake Castleton Arms, L.L.C. (DE)

AIMCO Lakehaven Two, L.P. (DE)

AIMCO Lakehaven, L.P. (DE)

AIMCO Lakeside Manor, L.P. (DE)

AIMCO Landmark, L.P. (DE)

AIMCO LaValle, L.L.C. (DE)

AIMCO Lincoln Place Apartments, L.P. (DE)

AIMCO LJ Tucson, L.P. (DE)

AIMCO Lofts Holdings, L.P. (DE)

AIMCO Los Arboles, L.P. (DE)

AIMCO LP LA, L.L.C. (DE)

AIMCO LT, L.P. (DE)

AIMCO Maple Bay, L.L.C. (DE)

AIMCO Marbella Club, L.L.C. (DE)

AIMCO Marlboro, L.L.C. (DE)

AIMCO Mayfair Village, L.L.C. (DE)

AIMCO Merrill House, L.L.C. (DE)

AIMCO Mesa Ridge L.L.C. (DE)

AIMCO Mesa Ridge L.L.C. (DE)

AIMCO Michigan Meadows Holdings, L.L.C. (DE)

AIMCO Michigan Meadows, L.L.C. (DE)

AIMCO Mountain View, L.L.C. (DE)

AIMCO N.P. Lofts, L.P. (DE)

AIMCO North Andover, L.L.C. (DE)

AIMCO Northview Harbor, L.L.C. (DE)

AIMCO Oak Falls, L.P. (DE)

AIMCO Oak Forest I, L.L.C. (DE)

AIMCO Oak Forest II, L.L.C. (DE)

AIMCO Oakbrook, L.L.C. (DE)

AIMCO Oakwood, L.L.C. (DE)

AIMCO Ocean Oaks, L.L.C. (DE)

AIMCO Old Farm, L.L.C. (DE)

AIMCO Old Farm, L.L.C. (DE)

AIMCO Old Orchard, L.L.C. (DE)

AIMCO Old Orchard, L.L.C. (DE)

AIMCO Old Towne West III, L.P. (DE)

AIMCO Park at Cedar Lawn, L.P. (DE)

AIMCO Park Colony, L.L.C. (DE)

AIMCO Park Townhomes, L.P. (DE)

AIMCO Pavilion Preservation GP, L.L.C. (DE)

AIMCO Pavilion, G.P., L.L.C. (DE)

AIMCO Pavilion, L.P., L.L.C. (DE)

AIMCO Peppermill Place, L.P. (DE)

AIMCO Pine Shadows, L.L.C. (DE)

AIMCO Pinebrook, L.P. (DE)

AIMCO Pines, L.P. (DE)

AIMCO Placid Lake, L.P. (DE)

AIMCO Properties Finance Partnership, L.P. (DE)

AIMCO Properties Holdings, L.L.C. (DE)

AIMCO Ramblewood Residential, L.L.C. (DE)

AIMCO Ramblewood, L.L.C. (DE)

AIMCO Randal Crossing, L.P. (DE)

AIMCO Recovery Fund, L.P. (DE)

AIMCO Rio Cancion, L.P. (DE)

AIMCO Riverside Park, L.L.C. (DE)

AIMCO Rosecroft Mews, L.P. (DE)

AIMCO Royal Crest-Nashua, L.L.C. (DE)

AIMCO Royal Gardens, L.L.C. (DE)

AIMCO San Bruno Apartments Partners, L.P. (DE)

AIMCO San Marina, L.P. (DE)

AIMCO Sandalwood, L.P. (DE)

AIMCO Sandpiper, L.P. (DE)

AIMCO Seaside Point, L.P. (DE)

AIMCO SH, L.L.C. (DE)

AIMCO Signature Point, L.P. (DE)

AIMCO Silver Ridge, L.L.C. (DE)

AIMCO Somerset Lakes, L.L.C. (DE)

AIMCO Steeplechase, L.L.C. (DE)

AIMCO Steeplechase, L.P. (DE)

AIMCO Stirling Court, L.P. (DE)

AIMCO Stone Pointe, L.L.C. (DE)

AIMCO Stoneridge, L.L.C. (DE)

AIMCO Sun Lake, L.L.C.

AIMCO Sunbury, L.P. (DE)

AIMCO Sundown, L.P. (DE)

AIMCO Sunset Escondido, L.L.C. (DE)

AIMCO Sunset Village, L.L.C. (DE)

AIMCO Swap, L.L.C. (DE)

AIMCO Swiss Village, L.P. (DE)

AIMCO Terrace Royale, L.L.C. (DE)

AIMCO Timbermill, L.P. (DE)

AIMCO Tor, L.L.C. (DE)

AIMCO Township at Highlands, L.P. (DE)

AIMCO Tustin, L.P. (DE)

AIMCO Twin Lake Towers, L.P. (DE)

AIMCO University Woods II, L.L.C. (DE)

AIMCO University Woods III, L.L.C. (DE)

AIMCO UT, L.P. (DE)

AIMCO Vantage Pointe, L.L.C. (DE)

AIMCO Verdes Associates, L.P. (DE)

AIMCO Verdes del Oriente, L.L.C. (DE)

AIMCO Villa Associates, L.L.C. (DE)

AIMCO Villa De Guadalupe, L.L.C. (DE)

AIMCO Villa Del Sol, L.L.C. (DE)

AIMCO Villa La Paz, L.P. (DE)

AIMCO Village Crossing, L.L.C. (DE)

AIMCO Village, GP, L.L.C. (DE)

AIMCO Village, L.P. (DE)

AIMCO Walden, L.L.C. (DE)

AIMCO Walnut Springs, L.P. (DE)

AIMCO Warwick, L.L.C. (DE)

AIMCO Waterford Village, L.L.C. (DE)

AIMCO Weatherly, L.P. (DE)

AIMCO West Trails, L.P. (DE)

AIMCO Westchase Midrise, L.P. (DE)

AIMCO Wexford Village II, L.L.C. (DE)

AIMCO Wexford Village, L.L.C. (DE)

AIMCO Whispering Pines, L.L.C. (DE)

AIMCO Williamsburg, L.L.C. (DE)

AIMCO Wimbledon Square, L.L.C. (DE)

AIMCO Windgate, L.L.C. (DE)

AIMCO Woodfield, L.L.C. (DE)

AIMCO Woodhills, L.L.C. (DE)

AIMCO Woodland Ridge, L.P. (DE)

AIMCO Woodlands, L.L.C. (DE)

AIMCO Woodridge, L.L.C. (DE)

AIMCO Woods of Burnsville, L.L.C. (DE)

AIMCO Woodway Offices, L.P. (DE)

AIMCO Yorktown, L.P. (DE)

AIMCO/Akron One, L.L.C. (DE)

AIMCO/Allentown, L.L.C. (DE)

AIMCO/Allview, L.L.C. (DE)

AIMCO/Apollo, L.L.C. (DE)

AIMCO/Augusta, L.L.C. (DE)

AIMCO/Beach, L.L.C. (DE)

AIMCO/Beacon Hill, L.L.C. (DE)

AIMCO/Beacon Hill, L.P. (DE)

AIMCO/Bethesda Employee, L.L.C. (DE)

AIMCO/Bethesda GP, L.L.C. (DE)

AIMCO/Bethesda Holdings Acquisitions, Inc. (DE)

AIMCO/Bethesda Holdings, Inc. (DE)

AIMCO/Bethesda II, L.L.C. (DE)

AIMCO/Bethesda Williamsburg, L.L.C. (DE)

AIMCO/Beville, L.L.C. (DE)

AIMCO/Blossomtree L.L.C. (DE)

AIMCO/Blossomtree L.P. (DE)

AIMCO/Bluffs, L.L.C. (DE)

AIMCO/Boardwalk Finance, L.P. (DE)

AIMCO/Boardwalk, L.P. (DE)

AIMCO/Brandermill, L.L.C. (DE)

AIMCO/Brandon, L.L.C. (DE)

AIMCO/Brandywine, L.P. (DE)

AIMCO/Brant Rock I, L.P. (DE)

AIMCO/Brant Rock, L.P. (DE)

AIMCO/Canyon Oaks L.P. (DE)

AIMCO/Casselberry, L.L.C. (DE)

AIMCO/Charleston, L.L.C. (DE)

AIMCO/Chickasaw, L.L.C. (DE)

AIMCO/Chimneytop, L.L.C. (DE)

AIMCO/Colonel I, L.P. (DE)

AIMCO/Colonnade, L.L.C. (DE)

AIMCO/Colonnade, L.P. (DE)

AIMCO/Cypress Landing L.L.C. (DE)

AIMCO/Easton Falls, L.P. (DE)

AIMCO/Evergreen L.P. (DE)

AIMCO/Farmingdale, L.L.C. (DE)

AIMCO/Foothills, L.L.C. (DE)

AIMCO/Foothills, L.P. (DE)

AIMCO/Fox Bay, L.L.C. (DE)

AIMCO/Fox Bay, L.P. (DE)

AIMCO/Fox Valley, L.L.C. (DE)

AIMCO/Foxtree, L.L.C. (DE)

AIMCO/Foxtree, L.P. (DE)

AIMCO/Freedom Place, L.L.C. (DE)

AIMCO/Freedom Place, L.P. (DE)

AIMCO/Glenbrook L.P. (DE)

AIMCO/Greensboro, L.L.C. (DE)

AIMCO/Greentree L.P. (DE)

AIMCO/Greenville, L.L.C. (DE)

AIMCO/Grovetree, L.L.C. (DE)

AIMCO/Grovetree, L.P. (DE)

AIMCO/Hazeltree, L.L.C. (DE)

AIMCO/Hazeltree, L.P. (DE)

AIMCO/Hiddentree, L.L.C. (DE)

AIMCO/Hiddentree, L.P. (DE)

AIMCO/HIL, L.L.C. (DE)

AIMCO/Islandtree, L.L.C. (DE)

AIMCO/Islandtree, L.P. (DE)

AIMCO/Kettering, L.L.C. (DE)

AIMCO/Kings, L.L.C. (DE)

AIMCO/Kirkman, L.L.C. (DE)

AIMCO/Lake Ridge, L.L.C. (DE)

AIMCO/Lakeridge California, L.L.C. (DE)

AIMCO/Lantana, L.L.C. (DE)

AIMCO/Latrobe L.L.C. (DE)

AIMCO/Laurel, L.L.C. (DE)

AIMCO/Lexington, L.L.C. (DE)

AIMCO/Middletown, L.L.C. (DE)

AIMCO/Montecito, L.P. (DE)

AIMCO/Nashua, L.L.C. (DE)

AIMCO/Nashua, L.L.C. (DE)

AIMCO/Newport, L.L.C. (DE)

AIMCO/Newport, L.L.C. (DE)

AIMCO/NHP Holdings, Inc. (DE)

AIMCO/NHP Partners, L.P. (DE)

AIMCO/NHP Partners, L.P. (DE)

AIMCO/NHP Properties, Inc. (DE)

AIMCO/North Gate, L.L.C. (DE)

AIMCO/North Woods, L.L.C. (DE)

AIMCO/Ocala, L.L.C. (DE)

AIMCO/Olmos I, L.P. (DE)

AIMCO/Olmos, L.P. (DE)

AIMCO/Orchidtree, L.L.C. (DE)

AIMCO/Orchidtree, L.P. (DE)

AIMCO/OTC, L.L.C. (DE)

AIMCO/OTC, L.P. (DE)

AIMCO/OTEF, L.L.C. (MD)

AIMCO/Palm Aire, L.L.C. (DE)

AIMCO/Palm Beach, L.L.C. (DE)

AIMCO/PAM Properties, L.P. (DE)

AIMCO/Penn Square, L.L.C. (DE)

AIMCO/Pine Creek, L.L.C. (DE)

AIMCO/Pine Creek, L.P. (DE)

AIMCO/Pinellas, L.L.C. (DE)

AIMCO/Polo Park I, L.P. (DE)

AIMCO/Polo Park, L.P. (DE)

AIMCO/Quailtree, L.L.C. (DE)

AIMCO/RALS, L.P. (DE)

AIMCO/Rivercrest, L.L.C. (DE)

AIMCO/Runaway Bay, L.L.C. (DE)

AIMCO/SA, L.L.C. (DE)

AIMCO/Salem, L.L.C. (DE)

AIMCO/San Bruno, L.L.C. (DE)

AIMCO/Sand Castles I, L.P. (DE)

AIMCO/Sand Castles, L.P. (DE)

AIMCO/Sand Pebble I, L.P. (DE)

AIMCO/Sand Pebble, L.P. (DE)

AIMCO/Schaumburg, L.L.C. (DE)

AIMCO/Shadetree, L.L.C. (DE)

AIMCO/Shadetree, L.P. (DE)

AIMCO/Shadow Lake, L.L.C. (DE)

AIMCO/Shadow Lake, L.P. (DE)

AIMCO/Signature Point Apartments L.P. (DE)

AIMCO/Silktree, L.L.C. (DE)

AIMCO/Silktree, L.P. (DE)

AIMCO/Southridge, L.L.C. (DE)

AIMCO/Spartanburg, L.L.C. (DE)

AIMCO/Stonegate, L.P. (DE)

AIMCO/Surrey Oaks I, L.P. (DE)

AIMCO/Surrey Oaks, L.P. (DE)

AIMCO/Tall Timbers I, L.P. (DE)

AIMCO/Tall Timbers, L.P. (DE)

AIMCO/Teal Pointe, L.P. (DE)

AIMCO/The Hills I, L.P. (DE)

AIMCO/The Hills, L.P. (DE)

AIMCO/Tidewater, L.L.C. (DE)

AIMCO/Timbertree, L.L.C. (DE)

AIMCO/Timbertree, L.P. (DE)

AIMCO/Travis One, L.P. (DE)

AIMCO/Twinbridge, L.L.C. (DE)

AIMCO/Twinbridge, L.P. (DE)

AIMCO/Villa Ladera, L.P. (DE)

AIMCO/Wellsprings, L.L.C. (DE)

AIMCO/Westridge, L.L.C. (DE)

AIMCO/Wickertree, L.L.C. (DE)

AIMCO/Wickertree, L.P. (DE)

AIMCO/Wildflower I, L.P. (DE)

AIMCO/Wildflower, L.P. (DE)

AIMCO/Williams Cove, L.P. (DE)

AIMCO/Windsor Landing, L.L.C. (DE)

AIMCO/Windsor Landing, L.P. (DE)

AIMCO/Woodhollow I, L.P. (DE)

AIMCO/Woodhollow, L.P. (DE)

AIMCO/Woodlands-Tyler, L.P. (DE)

AIMCO/Wydewood I, L.P. (DE)

AIMCO/Wydewood, L.P. (DE)

AIMCO/Yorktree, L.L.C. (DE)

AIMCO/Yorktree, L.P. (DE)

AIMCOI SH, L.P. (DE)

AIP II Georgetown GP, L.L.C. (SC)

AIP II Georgetown, L.L.C. (MA)

AIP III GP Limited Partnership (SC)

AIP IV Factory GP, LLC (SC)

AIP IV GP Limited Partnership (SC)

AIP IV GP Limited Partnership (SC)

AJ One, L.P. (DE)

AJ Two, L.P. (DE)

Akron Nursing-Oxford Limited Partnership (MD)

Akron One Retirement-Oxford Limited Partnership (MD)

Alaska House Associates (WA)

Algonquin Tower Ltd Partnership (CT)

All Hallows Associates (CA)

Allegheny Associates

Allentown Towne House Ltd Partnership (PA)

Allentown-Oxford Associates Limited Partnership (MD)

Alliance Towers Limited Partnership

Allison Village Associates

Allview-Oxford Limited Partnership (MD)

Alms Hill II Limited

Alpine Company Ltd.

Alpine II Company Ltd.

Ambassador Apartments, L.P. (DE)

Ambassador CRM Florida Partners Limited Partnership (DE)

Ambassador Florida Partners Limited Partnership (DE)

Ambassador I, L.P. (IL)

Ambassador II, L.P. (DE)

Ambassador III, L.P. (DE)

Ambassador IV, L.P. (DE)

Ambassador IX, L.P. (DE)

Ambassador Texas Partners, L.P. (DE)

Ambassador V, L.P. (DE)

Ambassador VI, L.P. (DE)

Ambassador VII, L.P. (DE)

Ambassador VIII, L.P. (DE)

Ambassador X, L.P. (DE)

Ambassador XI, L.P. (DE)

Anchorage Partners (TX)

Anderson Mill Associates (IL)

Anderson Oaks Limited Partnership (WA)

Angeles Acceptance Pool, L.P. (CA)

Angeles Eastgate Joint Venture (CA)

Angeles Income Properties II GP LP

Angeles Income Properties IV GP LP

Angeles Income Properties Ltd 6 GP LP (CA)

Angeles Income Properties Ltd. IV (CA)

Angeles Income Properties, Ltd. 6 (CA)

Angeles Income Properties, Ltd. II (CA)

Angeles Income Properties, Ltd. III (CA)

Angeles Opportunity Properties Ltd GP LP

Angeles Opportunity Properties, Ltd. (CA)

Angeles Partners IX (CA)

Angeles Partners VII (CA)

Angeles Partners VIII (CA)

Angeles Partners X (CA)

Angeles Partners X GP Limited Partnership

Angeles Partners XI (CA)

Angeles Partners XI GP Limited Partnership (SC)

Angeles Partners XII (CA)

Angeles Partners XII GP, LP (SC)

Angeles Partners XIV (CA)

Anglers Manor Associates Limited Partnership (IL)

Antelope Valley Apartments Limited Partnership

Antioch Apartments Ltd (OH)

Anton Square Ltd (AL)

AP XI Fox Run GP, L.L.C. (SC)

AP XII Associates GP, L.L.C. (SC)

AP XII Associates Limited Partnership (SC)

Apartment Associates, Ltd.

Apartment CCG 17, Inc. (CA)

Apartment CCG 17, L.L.C. (SC)

Apartment Creek 17 A, L.L.C. (CO)

Apartment CRK 17, L.P. (CA)

Apartment LDG 17, L.P. (CA)

Apartment LDG 17, LLC

Apartment Lodge 17 A, L.L.C. (CO)

Apartment Lodge 17, L.L.C. (SC)

Apartment Lodge 17, L.P. (CA)

API/AREC Partners, Ltd (CA)

Apollo-Oxford Associates Limited Partnership (MD)

Aptek Maintenance Services Company LLC (DE)

Aptek Management Company LLC (DE)

ARC II/AREMCO Partners

Arch-Way Ltd

Argus Land Company, Inc. (AL)

Arizona Development Partners (MA)

Armitage Commons Associates

Arrowsmith, Ltd.

Arvada House Ltd Partnership

Ashland Manor Limited Partnership

Ashland Town Square-REO, L.P. (TX)

Ashley Woods LLC (SC)

Aspen Point, L.P. (DE)

Aspen Ridge Associates, Ltd. (TX)

Aspen Stratford Apartments Company B Limited Partnership (NJ)

Aspen Stratford Apartments Company C Limited Partnership (NJ)

Athens Arms Associates Limited Partnership (GA)

Athens Gardens Ltd

Athens Station, Ltd

Atlanta Associates Limited Partnership

Atlanta Shallowford Associates, LP (GA)

Atrium Village Associates

Audobon Park Associates (NJ)

Augusta-Oxford Associates Limited Partnership (MD)

Aurora/GHI Associates

Autumn Chase-REO, L.P. (TX)

Avon Development Company (PA)

Baisley Park Associates LP (NY)

Balcor/Sportvest-II (IL)

Baldwin Oaks Elderly Ltd. (NJ)

Baldwin Tower Associates

Bangor House Proprietary Limited Partnership

Banning Villa (CA)

Bannock Arms Apartments

Bannock Arms Second Limited Partnership

Barnesboro Associates, a Pennsylvania Limited Partnership

Barnett Plaza Ltd

Barrington Park-REO, L.P. (TX)

Basswood Manor Ltd Partnership (TX)

Bayhead Village Associates, L.P. (IN)

Bayview Hunters Point Apartments (DC)

Baywood Apartments Ltd (AL)

Baywood Partners. Ltd (AL)

Beach-Oxford Associates Limited Partnership (MD)

Beautiful Village Redevelopment Company Limited Partnership (NY)

Beaux Gardens Associates, LTD.

Bedford House Limited Partnership

Bellerive Associates Limited

Bellmire LP

Benjamin Banneker Plaza Associates

Bennington Square Associates, L.P. (TX)

Bensalem Gardens Associates Ltd

Bent Tree III Corporation (MD)

Bent Tree III-Oxford Associates Limited Partnership (MD)

Bent Tree II-Oxford Associates Limited Partnership (IN)

Bent Tree-Oxford Associates Limited Partnership (IN)

Berkeley Gardens Limited Partnership

Berkley Ltd Partnership (VA)

Bethel Columbus Corporation (MD)

Bethel Columbus-Oxford Associates Limited Partnership (MD)

Bethlehem Development Company

Beverly Apartments Assoc., LP

Beville-Island Club Apartments Partners, L.P. (DE)

Beville-Oxford Limited Partnership (MD)

Bexley House GP, L.L.C. (SC)

Bexley House, LP (DE)

Big Walnut, L.P. (DE)

Birchfield Associates

Biscayne Apartments Associates, Ltd. (FL)

Blackhawk Hills Associates

Blakewood Apartments Associates

Blakewood Properties Assoc.

Blanchard Apts

Bloomsburg Elderly Associates

Blue Ash-Oxford Associates Limited Partnership (MD)

Bluefield Associates

Bluff Estate II

Bluff Estates Limited

Boynton Overlook-Oxford Associates (IN)

Boynton Sandpiper Limited Partnership (FL)

Braesview Partnership (TX)

Brampton Associates Limited Partnership (CT)

Branchwood Towers Ltd Partnership (MD)

Brandemere-REO, L.P. (TX)

Brandermill-Oxford Limited Partnership (MD)

Brandon Lake, Ltd. (FL)

Brandon-Oxford Associates Limited Partnership (MD)

Brentwood Manor, Ltd.

Briar Bay Apartments Associates, Ltd. (TX)

Briarcliffe-Oxford Associates Limited Partnership (MI)

Briarwood Apartments (AR)

Briarwood Member, Inc. (DE)

Bridgewater Partners, Ltd. (TX)

Brighton Crest LP (SC)

Brighton GP, L.L.C. (SC)

Brighton Meadows Associates (IN)

Brightwood Ltd Partnership (VA)

Brightwood Manor Associates

Brinton Manor No. 1 Associates

Brinton Towers Associates

Brittany Point AP VIII, LP (SC)

Broad River Properties, L.L.C. (DE)

Broadleaf Manor Associates (NV)

Broadmoor Apt. Assoc. (SC)

Broadway Associates

Broadway Glenn Associates

Broadway Plaza Associates

Brook Run Associates, L. P. (IL)

Brookdale Lakes Partnership (IL)

Brookside Apartments Associates

Brookview Apartments Co Ltd (AL)

Brunswick Village Limited Partnership (NJ)

Buccaneer Trace, Limited Partnership (SC)

Buckannon Manor Associates

Buckingham Apartments Limited Partnership

Buckingham Hall Associates Ltd Partnership (NY)

Buena Vista Apartments ltd (OK)

Buena Vista Rehabilitation Associates, LTD. (FL)

Buffalo Village Associates (NY)

Bulldogger Housing Associates (OK)

Burgundy Court Associates, L.P. (DE)

Burke II-Oxford Associates (VA)

Burke-Oxford Associates (VA)

Burnsville Apartments Limited Partnership (MN)

Burnt Oaks Ltd

Butternut Creek Associates Limited Dividend Housing Association (MI)

Cabell Associates of Lakeview (VA)

California Square II Limited Partnership (KY)

California Square Limited Partnership (KY)

Calmark Heritage Park II, Limited Partnership

Calmark Heritage Park III, L.P. (CA)

Calmark Heritage Park, L.P. (CA)

Calmark Investors, a California Limited Partnership

Calmark MRA Limited Partnership

Calmark/Fort Collins, Ltd.

Calvert City LP

Calverton Associates Limited Partnership (MD)

Calverton Construction Co. Limited Partnership (MD)

Camarillo—Rosewood Associates Limited Partnership

Cambridge Heights Apartments Ltd (MS)

Cambridge Manor Corporation (CT)

Cameron/OA Corporation (MD)

Cameron-Oxford Associates II, L.P. (IN)

Cameron-Oxford Associates, L.P. (IN)

Cameron-Oxford Corporation (MD)

Campbell Heights Associates (DC)

Canterbury Gardens Associates Ltd Partnership (MI)

Canterbury Services, LLC (DE)

Canyon Terrace Inc. (DE)

Cape Cod Partnership (TX)

Capital Heights Associates

Capital Park Limited Partnership (OH)

Cardinal Woods Apts. Ltd (CA)

Carolina Associates Limited

Caroline Arms Limited Partnership (FL)

Caroline Associates I Ltd Partnership

Carpenter-Oxford Associates II Limited Partnership (MD)

Carpenter-Oxford, L.L.C. (MD)

Carriage AP X Ltd

Carriage House Apartments Limited Partnership (VA)

Carrollwood Lakeside North Partners, LTD (FL)

Carter Associates Ltd Partnership

Casa de las Hermanitas Limited Partnership

Casa del Mar Associates Limited Partnership (FL)

Cascade Associates, Ltd

Cascadian Apartments (WA)

Casden Glendon Member LLC

Casden HillCreste Apartments LLC

Casden Park La Brea A LLC

Casden Park La Brea B LLC

Casselberry Investors, L.L.C. (MD)

Casselberry-Oxford Associates Limited Partnership (MD)

Castle Park Associates Limited Partnership

Castle Rock Joint Venture (TX)

Castlewood Associates, L.P.

Catawba Club Associates, L.P. (DE)

Catwil Liquidating Trust

Cayuga Village Associates (NY)

CB Associates (FL)

CB L-2 B Associates (FL)

CB L-2 C Associates (FL)

CC Office Associates

CCIP Indian Creek Village, L.L.C. (DE)

CCIP Knolls, L.L.C. (DE)

CCIP Loft, L.L.C. (DE)

CCIP Palm Lake, L.L.C. (DE)

CCIP Plantation Gardens, L.L.C. (DE)

CCIP Regency Oaks, L.L.C. (DE)

CCIP Silverado, L.L.C. (DE)

CCIP Silverado, L.P. (DE)

CCIP Society Park East, L.L.C. (DE)

CCIP Society Park, L.L.C. (DE)

CCIP Sterling, L.L.C. (DE)

CCIP Sterling, L.P. (PA)

CCIP Tates Creek Village, L.L.C. (DE)

CCIP/2 Canyon Crest, L.L.C. (DE)

CCIP/2 Highcrest, L.L.C. (DE)

CCIP/2 Windemere, L.L.C.

CCIP/2 Windemere, L.P.

CCP IV Associates Ltd. (TX)

CCP VI Springdale GP, LLC (SC)

CCP/IV Apartments GP, LLC (SC)

CCP/IV Citadel GP, LLC (SC)

CCP/IV Nob Hill GP, LLC (SC)

CCP/IV Residential GP, LLC (SC)

Cedar Creek Partners, Ltd.

Cedar Creek Partners, Ltd.

Cedar Creek Partners, Ltd. (AL)

Cedar Tree Investors, Limited Partnership (KS)

Cedar Tree, L.L.C. (KS)

Centennial/Ft. Wayne Associates, L.P.

Center City Associates

Center Square Associates

Central Court Limited Partnership (SC)

Central Park Towers (KS)

Central Park Towers II (KS)

Central Woodlawn LP

Central Woodlawn Rehabilitation Joint Venture

Century 23 Sunnymead, L.P. (CA)

Century Hill Creste Apartment Investors, L.P. (CA)

Century Lakeside Place, L.P. (TX)

Century Pension Income Fund XXIII, A California Limited Partnership (CA)

Century Pension Income Fund XXIV, A California Limited Partnership

Century Properties Fund XI (CA)

Century Properties Fund XIV (CA)

Century Properties Fund XIV (CA)

Century Properties Fund XV (CA)

Century Properties Fund XVI (CA)

Century Properties Fund XVII (CA)

Century Properties Fund XVIII (CA)

Century Properties Fund XX (CA)

Century Properties Growth Fund XXII (CA)

Century St. Charleston, L.P. (NV)

Century Stoney Greens, L.P. (CA)

Century Sun River, L.P. (AZ)

Century Torrey Pines, L.P. (NV)

CHA Properties, Inc. (DE)

Chantilly Partners Limited Partnership (VA)

Chapel Hill, Limited Partnership (DE)

Chapel Housing Ltd Partnership (MD)

Charleston-Oxford Associates Limited Partnership (MD)

Charney Associates Ltd Partnership (WA)

Chateau Gardens L.P. (CA)

Cheek Road Ltd Partnership

Chelsea Place Limited Partnership (TN)

Chesapeake-Oxford County Associates, A Maryland Limited Partnership (MD)

Cheseapeake Landing Apartments Partners, L.P.

Chesterfield Housing Associates (SC)

Chestnut Hill Associates Limited Partnership (DE)

Cheswick-Oxford Associates, L.P. (IN)

Cheyenne Woods GP LP

Cheyenne Woods LLC (SC)

Cheyenne Woods United Investors LP

Chickasaw-Oxford Associates Limited Partnership (MD)

Chidester Place Limited Dividend Housing Association

Childress Manor Associates

Chimney Ridge, LP

Chimneytop-Oxford Associates L.P. (IN)

Christopher Court Housing Company Limited Partnership (NY)

Church Street Associates (IL)

Churchview Gardens Ltd Partnership

Cider Mills Associates

Cincinnati Corporation (MD)

Cincinnati-Oxford Associates Limited Partnership (MD)

Citrus Park Associates Ltd

City Heights Development Company

City Line Associates

Civic Tower Associates, LTD. (FL)

Clay Courts Associates Ltd Partnership (MD)

Clayton Associates Limited (WA)

Clear Lake Land Partners, Ltd. (TX)

Clinton Manor, L.P.1

Clover Ridge East Ltd Partnership

Cloverlane Four Corporation (MD)

Cloverlane Four-Oxford Limited Partnership (MD)

Cloverlane III Corporation (MD)

Cloverlane III-Oxford Associates Limited Partnership (MD)

Club Apartments Associates

Coachlight Apartments Co.

Coastal Commons Limited Partnership (SC)

Coatsville Towers

Cobble Creek, LLC

Colchester Stage II Company (MI)

Cold Harbor Limited Partnership (VA)

College Heights Ltd Partnership

College Park Associates

College Park Associates Ltd Partnership

College Trace Apartments Ltd (FL)

Colonel I-Oxford Limited Partnership (MD)

Colonial Terrace I Associates (GA)

Colonial Terrace II Associates (GA)

Colony Apartments Company Ltd (AL)

Colony House Apartments Ltd (CA)

Colony of Springdale Associates, Ltd. (TX)

Colony-REO, L.P. (TX)

Columbus Associates, Ltd. (TN)

Columbus Court LP (SC)

Columbus III-Oxford Associates Limited Partnership (MD)

Columbus Square Associates I Ltd Partnership

Columbus Square Associates II Ltd Partnership (MD)

Combined Properties Ltd

Commencement Terrace Associates (WA)

Community Circle II Ltd (OH)

Community Developers Of High Point Limited Partnership (NC)

Community Developers Of Princeville Ltd Partnership

ConCap Citadel Associates, Ltd.

ConCap River's Edge Associates, Ltd. (TX)

ConCap Stratford Associates, Ltd. (TX)

ConCap Village Green Associates, Ltd. (TX)

Concord Houses Associates (MD)

Congress Management Company Limited Partnership (MA)

Congress Park Associates II Ltd Partnership

Congress Park Associates Ltd Partnership

Congress Realty Companies Limited Partnership (MA)

Conifer Bedford 116, A Limited Partnership

Conifer Medford (P.R.)

Conifer Wenatchee Apartments (WA)

Connecticut Colony Associates (GA)

Consolidated Capital Equity Partners / Two, L.P. (CA)

Consolidated Capital Equity Partners, L.P. (CA)

Consolidated Capital Growth Fund (CA)

Consolidated Capital Institutional Properties (CA)

Consolidated Capital Institutional Properties/2 (CA)

Consolidated Capital Institutional Properties/3 (CA)

Consolidated Capital Properties III (CA)

Consolidated Capital Properties IV (CA)

Consolidated Capital Properties V (CA)

Consolidated Capital Properties VI (CA)

Continental Apartments (MI)

Continental Plaza Associates Limited Partnership (IL)

Continental Plaza Limited Partnership (IL)

Cooper River Properties, L.L.C. (DE)

Cooper's Pointe CPGF 22, LP (DE)

Copper Chase Associates (IL)

Copper Chase Partners (IL)

Copper Mill CPGF 22, LP (DE)

Copperfield Partners, Ltd. (TX)

Copperwood II Ltd Partnership (TX)

Copperwood Ltd Partnership (TX)

Coral Palm Plaza Joint Venture

Corinth Square Assocs.

Cottonwood Apartments (CA)

Couch-Oxford Associates Limited Partnership (MD)

Couch-Oxford, L.L.C. (MD)

Country Lakes Associates Two Limited Partnership (IL)

Country Villa Associates (CT)

Countrybrook Associates (OH)

Countrybrook-Oxford Associates (IL)

Courtyard-Oxford Associates, L.P. (IN)

Coventry Square Partners, a Texas Limited Partnership (TX)

Covington Pike Associates

CPF 16 Woods of Inverness GP, L.L.C. (SC)

CPF 16 Woods of Inverness, LLC

CPF Misty Woods GP, L.L.C. (SC)

CPGF 22 Cooper's Pointe GP, L.L.C. (SC)

CPGF 22 Copper Mill GP, L.L.C. (SC)

CPGF 22 Four Winds GP, L.L.C. (SC)

CPGF 22 Hampton Greens GP, L.L.C.

CPGF 22 Hampton Greens, L.L.C. (SC)

CPGF 22 Plantation Creek GP, L.L.C.

CPGF 22 Stoney Creek GP, L.L.C. (SC)

CPGF 22 Wood Creek GP, L.L.C. (SC)

CRA Investors, Ltd. (TX)

Creekside Gardens Investment Company

Creekside Inc. (DE)

Creekside Industrial Associates (CA)

Creekside Investment Company (ID)

Creekside Partners (NY)

Creekview Associates

Crestview Apartments Company (WA)

Crosland Housing Associates (SC)

Cross Creek Limited Partnership (GA)

Crows Nest Partners, Ltd. (TX)

Cumberland Apartments

Cumberland Court Associates

Cutler Canal Associates, Ltd. (FL)

Cutler Canal II Associates, Ltd.

Cutler Canal III Associates, Ltd.

Cypress Housing Associates Ltd (WA)

Cypress Landing Associates (IL)

Cypress Landing Limited Partnership (IL)

Dallas Glen Oaks Associates, L.P.

Dallas-Oxford Associates, Limited Partnership (MD)

Damen Court Associates

Daniel Lake Apts. Ltd (MS)

Darby Townhouses Associates (PA)

Darby Townhouses Preservation General Partner, L.L.C. (DE)

Darby Townhouses Preservation, L.P. (PA)

Darby Townhouses, L.P. (PA)

Darbytown Development Associates LP (VA)

Davidson Diversified Real Estate I, L.P. (DE)

Davidson Diversified Real Estate II, L.P. (DE)

Davidson Diversified Real Estate Investors III GP, L.P. (DE)

Davidson Diversified Real Estate Investors III, L.P. (DE)

Davidson GP, L.L.C. (SC)

Davidson Growth Plus GP Limited Partnership (DE)

Davidson Growth Plus, L.P. (DE)

Davidson III GP Limited Partnership

Davidson Income GP Limited Partnership (DE)

Davidson Income Real Estate, L.P. (DE)

Davidson IRE Associates, L.P. (SC)

Dawson Springs Ltd.

DAYCO I Corporation (MD)

Dayton III Corporation (MD)

Dayton III-Oxford Associates Limited Partnership(MD)

Dayton IV-Oxford Limited Partnership (MD)

Daytona Village, Ltd (OH)

DBI Parker House Limited Partnership (MD)

DBL Airport Valley, L.P.

DBL Properties Corporation (NY)

Decatur Arms, Limited Partnership (NV)

Decatur Meadows Housing Partners, Ltd (MS)

Deer Grove Associates

Deercross-Oxford Associates, L.P. (IN)

Deerfield Apartments, L.L.C. 2

Deerfield Beach Associates, LTD.

DEK Associates

Delcar T Ltd Partnership (TX)

Delcar-S Ltd (TX)

Delhaven Manor, Ltd.

Delta Associates, Ltd (WA)

Delta Park Investment Company (UT)

Delta Square-Oxford Limited Partnership (MD)

Delta Square-Oxford, L.L.C. (MD)

Denny Place Limited Partnership

Deshler Apartment Associates (NY)

Desoto Estates, LP

Dewitt Clinton Associates

DFW Apartment Investors Limited Partnership (DE)

DFW Residential Investors Limited Partnership (DE)

DGP, GP, L.P.

Diakonia Associates

DIP Limited Partnership (VA)

DIP Limited Partnership II (VA)

DIP Limited Partnership III (VA)

Discovery Limited Partnership (MA)

Diversified Equities, L.P.

Dixie Apartments Associates, LTD. (FL)

D-O Associates, L.L.C. (MD)

Doral Garden Associates (PA)

Dorchester Place Apartments

Downing Apartments (OK)

Doyle Associates Limited Dividend Housing Association (MI)

Drexel Burnham Lambert Real Estate Associates (NY)

Drexel Burnham Lambert Real Estate Associates II Limited Partnership (NY)

Drexel Burnham Lambert Real Estate Associates III (NY)

Drexel Chandler Land Limited Partnership (AZ)

Drexel Orlando Land Limited Partnership (FL)

Druid Hills Apartments, LP

Duke Manor Associates

Dunlop Tobacco Associates Limited Partnership (MD)

Duquesne Associates No. 1

Dutton Partners

Dutton-Oxford Limited Partnership (MD)

Eagle's Nest Partnership (TX)

East Central Towers Associates Limited Partnership

East Hampton Ltd Partnership (GA)

East Haven Real Estate Associates Limited Partnership

East Windsor 255 Limited Partnership (DE)

Eastcourt Village Partners (IL)

Eastgate Apartments (IA)

Eastgreen, Ltd. (TN)

Easton Terrace I Associates Ltd Partnership (TX)

Easton Terrace II Associates Ltd Partnership (TX)

Eastridge Apartments (PA)

Eco Village, Ltd (OH)

Eden-Oxford Associates Limited Partnership (MD)

Edgewood Apartments Associates

Edgewood Associates (WA)

Edgewood Housing Associates

Edgewood II Associates (GA)

Edgewood, Ltd. (AZ)

Edmond Estates Limited Partnership (AL)

Eighth Springhill Lake Limited Partnership (MD)

El Cazador Ltd.

El Coronado Apts, Ltd (TX)

Elderly Housing Associates Limited Partnership (MD)

Elkhart Town & Country Apartments Limited Partnership (IN)

Elm Creek Limited Partnership (IL)

Elms Common Associates (CT)

Emory Grove Associates, L.P. (MD)

Emory Grove Limited Partnership (MD)

English Manor Joint Venture (TX)

English Manor Partners (TX)

Esbro Limited Partnership (AZ)

Eustis Apartments Ltd (FL)

Everest Investors 5, L.L.C. (CA)

Everett Square Plaza

Evergreen Club Corporation (MA)

Evergreen Club Limited Partnership (MA)

Evergreen Property Ltd

Factory Merchants AIP IV LP (SC)

Fairburn and Gordon Associates II Limited Partnership (GA)

Fairburn and Gordon Associates Limited Partnership (GA)

Fairfax Associates (VA)

Fairfield One-Oxford Limited Partnership(MD)

Fairmeadows Limited Partnership (TX)

Fairmont #1 Ltd Partnership (DC)

Fairmont #2 Ltd Partnership (DC)

Fairview Gardens LP

Fairview Homes Associates (NJ)

Fairwind Associates, Ltd

Fairwood Associates

Farmingdale-Oxford Associates (IL)

Fayette-Oxford Associates Limited Partnership (MD)

Fayette-Oxford Corporation (MD)

Federal Square Village Ltd Partnership (CO)

Fernando Associates, LTD. (FL)

Ferncliff Limited Partnership

Fernwood Ltd.

Field Associates (RI)

Fifth Springhill Lake Limited Partnership (MD)

Fifty-One North High Street LP (SC)

First Alexandria Associates (VA)

First Springhill Lake Limited Partnership (MD)

First Winthrop Corporation (DE)

Fish Creek Plaza, Ltd (OH)

Fisherman's Landing Apartments Limited Partnership (FL)

Fisherman's Village-Oxford Associates, L.P. (IN)

Fisherman's Wharf Partners, a Texas Limited Partnership (TX)

Fishwind Corporation (MD)

Five (5) Mile Ltd

Flatbush Nsa Associates Ltd Partnership (NY)

Fleetwood Village Apartments

Florence Gardens Development Co., Limited Partnership

Florida House-Oxford Associates (IL)

FMI Limited Partnership (PA)

Fondren Court Partners, Ltd. (TX)

Foothill Chimney Associates Limited Partnership (GA)

Foothill Gardens Limited Partnership, a California limited partnership

Forest Apartments Associates (OH)

Forest Gardens Associates, A Maryland Limited Partnership (MD)

Forest Green Limited Partnership (FL)

Forest Park South Ltd (FL)

Forrester Gardens Ltd (AL)

Forst Park Elderly Associates Ltd Partnership

Fort Carson Associates Ltd Partnership (CO)

Fort Collins Company Ltd., a California limited partnership (CA)

Fort Vancouver Terrace (WA)

Fountain Place-Oxford Associates, L.P. (IN)

Four Quarters Habitat Apartments Associates, Ltd. (FL)

Four Winds CPGF 22, LP (DE)

Fourth Springhill Lake Limited Partnership (MD)

Fox Associates "84

Fox Growth Partners (CA)

Fox Partners (CA)

Fox Partners II (CA)

Fox Partners III (CA)

Fox Partners IV (CA)

Fox Partners IX (CA)

Fox Partners IX (CA)

Fox Partners V (CA)

Fox Partners VI (CA)

Fox Partners VII (CA)

Fox Partners VIII (CA)

Fox Realty Investors (CA)

Fox Realty Partners "77, Ltd. (CA)

Fox Run AP XI GP, L.P. (SC)

Fox Run AP XI LP (SC)

Fox Run Apartments, Ltd.

Fox Run Associates Limited

Fox Strategic Housing Income Partners (CA)

Fox Valley Two-Oxford Limited Partnership (MD)

Fox Valley-Oxford Limited Partnership (MD)

Foxfire Apts. V LP (SC)

Foxfire Associates, a South Carolina Limited Partnership (SC)

Foxfire Limited Dividend Housing Association (MI)

Foxwood II-REO, L.P.1

Franklin Chandler Associates (PA)

Franklin Chapel Hill Associates (PA)

Franklin Eagle Rock Associates (PA)

Franklin Housing Associates (PA)

Franklin Huntsville Associates (PA)

Franklin Mountain Run Associates Liquidating Trust (PA)

Franklin New York Avenue Associates (PA)

Franklin Park Ltd Partnership (PA)

Franklin Partnership Liquidating Trust (PA)

Franklin Pheasant Ridge Associates (PA)

Franklin Pine Ridge Associates (PA)

Franklin Ridgewood Associates (PA)

Franklin Square School Associates Limited Partnership (PA)

Franklin Victoria Associates I (TX)

Franklin Woods Associates (PA)

Franklin Woods Ltd (OH)

Frazier Park Apartments Limited Partnership

Fredericksburg-Oxford Associates Limited Partnership (MD)

Freeland Associates, Ltd.

Freeman Equities, L.P.

Fremont Investment Company

Friendset Housing Co Ltd Partnership (NY)

Friendship Court, LP

Frio Housing Ltd Partnership

FRP Limited Partnership (PA)

G.P. Municipal Holdings, LLC (DE)

G.V. II Limited Partnership

Gadsden Towers, Ltd.

Galion Limited Partnership

Galleria Office Partners, Ltd. (TX)

Galleria Park Associates Limited Partnership (MA)

Garden Court Associates (CA)

Gardenview-Oxford Associates (MI)

Garfield Hills Associates (DC)

Gary Manor Assoc. Limited Partnership

Gate Manor Apartments Ltd (TN)

Gates Mills I Limited Partnership

Gateway Village Associates

Gateway-Oxford Associates Limited Partnership (MD)

Genesee Gardens Associates Ltd Partnership (NY)

Georgetown AIP II, L.P. (SC)

Georgetown of Columbus Associates, L.P. (DE)

GHI II Big River Associates

Gladys Hampton Homes Associates Ltd Partnership (NY)

Glen Hollow Limited Partnership (IL)

Glenbrook Corporation (MA)

Glenbrook Limited Partnership (MA)

Glendale Terrace LP

Glenn Acres Associates

Glenoaks Townhomes Limited Partnership

Glenwood-Oxford Housing Association (IN)

Golden Apartments I (NV)

Golden Apartments II (NV)

Goler Metropolitan Apartments (NC)

Goose Hollow Village Limited (OR)

Gotham Apartments, Ltd. (MO)

Governors Associates, L.P.

Governor's Park Apartments VII Limited Partnership (SC)

GP Real Estate Services II Inc. (DE)

GP Services II, Inc. (SC)

GP Services II-B, Inc. (DE)

GP Services XII, Inc. (SC)

Granada AIP 6 Ltd

Grand Glaize Associates

Grandland Realty Associates (GA)

Grandview Apartments (AR)

Grandview Homes Limited Partnership

Granite Properties Limited Partnership

Great Southwest GP, L.L.C (SC)

Great Southwest Industrial, L.P. (SC)

Greater Hartford Associates (CT)

Greater Mount Calvary Terrace, Ltd. (GA)

Greater Richmond Community Development Corp. #1 & Associates

Greater Richmond Community Development Corp. #2 & Associates

Green Acres Apartments Limited

Green Mountain Manor Ltd Partnership (CO)

Green Village Associates

Greenbriar Manor, Ltd. (TX)

Greenbriar-Oxford Associates, L.P. (IN)

Greene Valley Associates

Greenfair Tower II (CA)

Greenfair-ABC California Corporation (CA)

Greenfair-DCW Ltd (CA)

Greenfair-Tower II Cal Ltd (CA)

Greenfield Apartments Limited Partnership

Greenfield Limited Partnership

Greenfield North Apartments Ltd Partnership

Greensboro-Oxford Associates Limited Partnership (MD)

Greensburg Associates, Ltd

Greenspring-Oxford Associates (MD)

Greentree Associates (IL)

Greenville Arms, LP

Greenville-Oxford Associates Limited Partnership (MD)

Greenwood Acres

Greenwood Villa Apts Ltd

Griffith Limited Partnership (CA)

Grosvenor House Associates Limited Partnership (MD)

Grove Park Villas, Ltd (FL)

Growth Hotel Investors (CA)

Growth Hotel Investors Combined Fund #12

Growth Hotel Investors II (CA)

GSSW-REO Confederate Ridge, L.P. (MS)

GSSW-REO Dallas, L.P. (TX)

GSSW-REO Limited Partnership II (SC)

GSSW-REO Pebblecreek, L.P. (TX)

GSSW-REO Providence Place, L.P. (TX)

GSSW-REO Timberline, L.P. (TX)

GSSW-Woods on the Fairway, L.P. (TX)

Gulf Coast Holdings Ltd

Gulf Coast Partners, Ltd. (AL)

Gulfgate Partners, Ltd. (TX)

Gulfport Apts. Ltd.

Gulfway Limited Partnership (TX)

GW Carver Ltd (FL)

Gwynedd Partners Limited Partnership (PA)

Haili Associates

Haines Associates Ltd Partnership (WA)

Hainlin Mills Apt. Assoc., Ltd. (FL)

Halls Mill Ltd.

Hamlet Manor Limited Partnership

Hamlet Manor, Ltd.

Hamlin Estates Limited Partnership

Hampton Greens CPGF 22, LP (DE)

Hampton Hill Partners, a Texas Limited Partnership(TX)

Hampton Hills Associates

Hampton/GHI Associates No. 12

Hampton/GHI Associates No. 22

Harbor Court Associates, LTD.1

Harbor Landing AP XI, LP (SC)

Harlan Associates Limited

Harold Apartment (Aprs) Associates

Harold House Limited Partnership (FL)

Harris Park Ltd Partnership (NY)

Hastings Green Partners, Ltd. (TX)

Hastings Place Partners, a Texas Limited Partnership (TX)

Hatillo Housing Associates

Hattiesburg Ltd.

Hawthorne Plaza Associates

Haynes House Associates

HC/OAC, L.L.C. (MD)

HCW General Partners, Ltd. (TX)

HCW Pension Real Estate Fund Limited Partnership (MA)

Heatherwood-REO, L.P. (TX)

Heights Associates Ltd Partnership (NY)

Hemet Estates Limited Partnership

Hemingway Housing Associates Ltd Partnership (SC)

Henrietta-Oxford Associates, A Maryland Limited Partnership (MD)

Heritage Park II Inc. (DE)

Heritage Park Inc. (DE)

Heritage Square, Ltd.

Heritage Village Limited Partnership (CT)

HHP, L.P. (DE)

Hi View Gardens Development Company

Hibben Ferry I Apartment Partners, L.P. (DE)

Hibben Ferry Recreation Inc. (SC)

Hickory Heights Apartments, LP

Hickory Ridge Associates, Ltd. (FL)

Highland Park Partners (IL)

Highlands Village II Ltd (FL)

Highlawn Place Limited Partnership

Highridge Associates, L.P. (DE)

Hillcrest Green Apartments Ltd

HillCreste Properties Inc. (DE)

Hillsborough-Oxford Associates Limited Partnership (MD)

Hillsdale Associates Limited Dividend Housing Association

Hillside Village Associates

Hilltop Apartments Associates

Hilltop Apartments Phase I (MO)

Hilltop Apartments Phase II (MO)

Hilltop Limited Partnership (NC)

Hinton House Associates

Historic Properties, Inc. (DE)

HMI Property Management (Arizona) Inc.

HMI Property Management Inc.

Holiday Acres Apts

Holiday Acres Associates

Holliday Associates Limited Partnership (DC)

Hollidaysburg Limited Partnership (PA)

Hollows Associates Ltd Partnership (NY)

Holly Court, LP

Holly Point Associates

Hollywood Gardens (DC)

HomeCorp Investments, Ltd. (AL)

Home-Oxford Associates Limited Partnership (MD)

Home-Oxford Corporation (MD)

Homestead Apartments Associates II, Ltd.1

Homestead Apartments Associates, Ltd.1

Homestead III Associates, Ltd.1

Hospitality Inns Jacksonville Ltd II (FL)

Hospitality Inns Pensacola, Ltd. II2

Hospitality Inns Pensacola, Ltd.2

Hospitality Partners II (CA)

Hospitality Pensacola Partners, Ltd. (CA)

Housing Assistance of Mt. Dora Ltd (FL)

Housing Assistance of Orange City Ltd (FL)

Housing Assistance of Sebring Ltd (FL)

Housing Assistance of Vero Beach Ltd (FL)

Housing Programs Corp. II (DE)

Housing Programs Ltd. (CA)

Houston Aristocrat Apartments Ltd Partnership (TX)

Houston Pines, a California Limited Partnership (CA)

HPI, Ltd. (Bermuda)

HRH Properties, Ltd.

Hudson Street Apartments, LP

Hudson Terrace Associates Ltd Partnership (NY)

Hugo Plaza Apartments Ltd.

Hunt Club Associates, Ltd. (TX)

Hunt Club Partners, L.L.C. (MD)

Hunt Club/Saddlebrook, L.L.C.(MD)

Hunter's Glen (Phase I) AP XII LP (SC)

Hunter's Glen AP XII LP (SC)

Hunter's Glen Phase I GP, LLC (SC)

Hunter's Glen Phase V GP, LLC (SC)

Hunters Run Partners Ltd. (GA)

Hurbell I Limited Partnership (NC)

Hurbell II Limited Partnership (SC)

Hurbell III Ltd Partnership

Hurbell IV Limited Partnership

Hyattsville Housing Associates Limited Partnership

Hyattsville Properties Limited Partnership (MD)

Hyde Park Apts. (Apartments Limited)

IDA Tower

Indian River Associates

Indian Valley I Limited Partnership

Indian Valley II Limited Partnership

Indian Valley III Limited Partnership

Indiana Mortgage & Investment Co., Inc. (IN)

Ingram Square Apartments Ltd (TX)

Insignia Related, Inc. (DE)

Insignia Related, L.P. (DE)

International House Ltd (NC)

International Plaza Associates, LTD

Intown West Associates Ltd Partnership (CT)

Investors First-Staged Equity, L.P. (DE)

Investors First-Staged Equity, L.P. II (DE)

IPLP Acquisition I, L.L.C. (DE)

IPLP Midrise, L.L.C. (DE)

IPT I LLC (DE)

Ironman Housing Association (OK)

ISLP Limited Partnership (DE)

ISTC Corporation (DE)

Ivanhoe Associates Limited Partnership (PA)

Ivanhoe Corporation (MA)

J.W. English Swiss Village Partners, Ltd. (TX)

J.W. English, Camelot Apartments (TX)

J.W. English, Fondren Court Partners (TX)

Jacaranda-Oxford Limited Partnership (MD)

Jacaranda-Oxford, L.L.C. (MD)

Jacques-Miller Associates (TN)

James-Oxford Limited Partnership (MD)

Jamestown Village Associates

Jardines De Mayaguez Associates

Jenny Lind Hall

Jersey Park Associates Ltd Partnership (VA)

JFK Associates

JMA Equities, L.P. (DE)

Johnson Court LP (SC)

Johnston Square Associates

Johnston Square Associates Limited Partnership (MD)

Johnstown/Consolidated Income Partners / 2 (CA)

Johnstown/Consolidated Income Partners, A California Limited Partnership (CA)

Jupiter—I, L.P. (DE)

Jupiter—II, L.P. (DE)

JVL Limited Partnership

JVL Sixteen Limited Partnership

Kalmia Apartments Limited Partnership

Kemar Townhouse Associates, L.P. (IN)

Kendall Court Associates, Ltd.

Kendall Townhome Investors, Ltd. (FL)

Kennedy Boulevard Associates

Kennedy Boulevard Associates I, L.P. (PA)

Kennedy Boulevard Associates II, L.P. (PA)

Kennedy Boulevard Associates III, L.P. (PA)

Kennedy Boulevard Associates IV, L.P. (PA)

Kennedy Boulevard I GP, LLC (SC)

Kennedy Boulevard II GP, LLC (SC)

Kennedy Boulevard III GP, LLC (SC)

Kennedy Homes Limited Partnership (FL)

Kenneth Arms (CA)

Kenneth Court LP (SC)

Kenosha Gardens Associates (WI)

Kenton Development Company

Kenton Village Associates

Kenton Village Ltd (OH)

Kenton-Oxford Associates (IN)

Kenyon House Co (WA)

Kern Villa Limited Partnership

Kettering-Oxford Associates (MD)

Key Parkway West Associates (MD)

Kimberly Associates Limited Partnership (MD)

Kimberton Apartments Associates Limited Partnership

Kinard LP

King Bell Associates

King Towers Associates Limited Partnership

Kings Row Associates (NJ)

Kings-Oxford Associates Limited Partnership (MD)

Kingston Greene Associates Ltd (OH)

Kinsey-Oxford Associates (OH)

Kirkman-Oxford Associates Limited Partnership (MD)

Knollcrest Apartments Ltd Partnership

Kohler Gardens Apartments (CA)

Kona Plus Associates (Limited) (WA)

L.M. Associates

LA Broadcast Center GP LLC

LA Canyon Terrace GP LLC

LA Canyon Terrace LP

LA Centinela GP LLC (DE)

LA Centinela LLC (DE)

La Colina Partners, Ltd. (CA)

La Colina Ranch Apartments Ltd. (TX)

LA Creekside GP, LLC

LA Creekside LP

LA Crescent Gardens GP LLC

LA Crescent Gardens LP

La Fontenay LP

LA Glendon LLC

LA Glendon Management, LLC

LA HillCreste GP LLC

LA HillCreste LP

LA Indian Oaks GP LLC

LA Indian Oaks LP

LA Lakes GP, LLC

LA Lakes LP

La Loma Associates Limited Partnership

LA Malibu Canyon GP LLC

LA Malibu Canyon LP

LA New Haven Plaza LP

LA Park La Brea C LLC

LA Park La Brea LLC

LA Topanga GP LLC

LA Topanga LP

La Vista Associates

LAC Properties GP I Limited Partnership

LAC Properties GP I LLC

LAC Properties GP II Limited Partnership

LAC Properties GP III Limited Partnership

LAC Properties Operating Partnership, LP

LAC Properties Sub LLC

Lafayette Manor Associates Ltd Partnership

Lafayette Square Associates

Lafayette Square, Ltd. (TN)

Lafayette Terrace Associates

Lafayette Towne Elderly, Ltd. (MO)

Lafayette Towne Family, Ltd. (MO)

Laing Village Ltd Partnership (SC)

LaJolla Partnership (TX)

Lake Avenue Associates, L.P. (OH)

Lake Avenue Offices Ltd (CA)

Lake Avenue Partners, Ltd (CA)

Lake Avenue Partners, Ltd. (CA)

Lake Crossing Limited Partnership (GA)

Lake Eden Associates, L.P. (DE)

Lake Forest Apartments (PA)

Lake June Village II Ltd (TX)

Lake June Village Ltd (TX)

Lake Meadows GP, L.L.C. (SC)

Lake Ridge-Oxford Associates Limited Partnership (MD)

Lake Towers Associates

Lake Wales Villas Ltd (FL)

Lakehaven Associates One (IL)

Lakehaven Associates Two (IL)

Lakehurst Apts I

Lakehurst II Ltd.

Lakeland East Limited Partnership (CT)

Lakeridge Associates, A California Limited Partnership (CA)

Lakeridge-Island Club Apartments Partners, L.P. (DE)

Lakeshore LP

Lakeside Investors, L.L.C. (MD)

Lakeside North, L.L.C. (MD)

Lakeside Villa Associates, Ltd.

Lakeview Arms Associates Lts Partnership (NY)

Lakeview Villas Ltd (FL)

Lakewood AOPL LP

Lakewood Associates, L.P. (DE)

Landau Apartments Company, LP

Landings CPF 16, L.P. (DE)

Landmark Apts (Apartment) Associates (IL)

Landmark Associates, Ltd. (TN)

Lansing-Oxford Limited Partnership (MD)

Lantana-Oxford Associates Limited Partnership (MD)

Largo Partners, L.L.C. (MD)

Largo/OAC, L.L.C. (MD)

Las Americas Housing Associates (MA)

LaSalle Apartments, L.P. (DC)

Lassen Associates (DC)

Lauderdale Lakes Associates, Ltd.

Lauderdale Towers-REO, L.P. (TX)

Lauderhill Apartment Investors Limited Partnership

Laurel Gardens, a Partnership In Commendam

Laurel-Oxford Associates Limited Partnership (MD)

Laurens Villas, LP

Lawndale Square-REO, L.P. (TX)

Lazy Hollow Partners

Le Mans Apartments LP

Lee Hy Manor Associates Ltd Partnership (VA)

Leeco Co

Lee-Oxford Limited Partnership

Lemay Village Ltd (MO)

Lewisburg Associates (WV)

Lewisburg Elderly Associates (PA)

Lexington-Oxford Associates (IN)

Lima-Oxford Associates (IN)

Lincoln Mariners Associates Limited

Lincoln Oceanside Associates Limited Partnership

Lincoln Park Associates (CO)

Lincoln Place Apartments II, Inc. (CA)

Lincoln Place Apartments, Inc. (CA)

Lincoln Plummer Village Associates Limited Partnership

Lincoln Property Company No. 409, Ltd.

Lincoln Village Oregon, Ltd

Linden Court Associates Ltd Partnership (NY)

Linnaeus Hawthorne Associates

Linnaeus Lexington Associates

Lock Haven Elderly Associates

Lock Haven Gardens Associates

Locka Associates, LTD. (FL)-

Locust House Associates Limited Partnership

Lone Star Properties Limited (TX)

Long Beach/Wilmington Associates (WA)

Long Creek-Oxford Associates Limited Partnership (MD)

Long Meadow Apartments, LP

Longwood-Oxford Associates Limited Partnership (MD)

Longwood-Oxford Corporation (MD)

Loring Towers Apartments Limited Partnership (MN)

Loring Towers Associates (MA)

Los Angeles Lincoln Place Investors, Ltd (CA)

Loudoun House Ltd Partnership (VA)

Louisbourg Elderly Associates

Louisville Apartment Limited Partnership (TX)

Ludlam Gardens Apartments, LTD. (FL)

Lyncstar Integrated Communications LLC (CO)

Lynn-Oxford Associates Limited Partnership (MD)

M&P Development Co.

Madison Apts. Assocs.

Madison Park III Associates (MA)

Madison Park Properties Ltd (WA)

Madison River Properties, L.L.C. (DE)

Madison Terrace Associates

Madisonville, Ltd.

MAE-SPI, L.P. (DE)

Magnolia State Partners, Ltd. (MS)

Maine Maintenance Corporation (DE)

Mallards of Wedgewood Limited (WA)

Mandarin Trace Apts Ltd (FL)

Manor Green Ltd (WA)

Manzanita Arms (CA)

Maple Hill Associates

Maple Park West Ltd Partnership (CO)

Marcella Manor Associates

Marinette Woods (Apartment) Apt Associates

Market Ventures, L.L.C. (DE)

Marten Manor Realty Associates (IN)

Massanutten Manor-Oxford Associates Limited Partnership (MD)

Mayer Beverly Park Limited Partnership

Mayer Canyon Terrace (CA)

Mayer Creekside (CA)

Mayer Warner Center Ltd. (CA)

Mayfair Manor Limited Partnership

MBRF Hunt Club GP, LLC (SC)

McColl Housing Associates (SC)

McCombs Pension Investment Fund, Ltd. (CA)

McCombs Realty Partners, L.P. (CA)

Meadow Lane LP (MI)

Meadow Wood Associates General Partnership

Meadowbrook Drive Limited Partnership (IL)

Meadowgreen Associates, LTD (FL)

Meadowood Townhouses I Limited Partnership

Meadowood Townhouses III Limited Partnership (MD)

Meadows Apartments Limited Partnership (NV)

Meadows East Apartments Limited Partnership

Meadows II Ltd

Meadows IV Ltd.

Meadows Limited Partnership (IL)

Meadows Partners IV, Ltd. (MS)

Meadows Partners, Ltd. (MS)

Melbourne-Oxford Associates Limited Partnership (MD)

Melbourne-Oxford Corporation (MD)

Menlo Limited Partnership (AZ)

Merced Commons (DC)

Merced Commons II (DC)

Meridian Meadows, L.L.C. (MD)

Meridian Meadows-Oxford Limited Partnership (MI)

Meridian-REO, L.P. (TX)

Merrifields Associates

Mesa Dunes GP, LLC (SC)

Mesa Dunes MHP LP (SC)

Mesa Ridge Partnership (TX)

MHO Partners Ltd (FL)

Miami Court Associates, LTD (FL)

Miami Elderly Associates Ltd Partnership (OH)

Middletown-Oxford Limited Partnership (MD)

Midpark Development Company (OH)

Midtown Plaza Associates (WA)

Midtown Plaza Associates, Ltd.

Mill Street Associates Ltd Partnership (IL)

Miller Village (Eastline Associates)

Milliken Apartments Company

Minneapolis Associates II Limited Partnership (MA)

Minneapolis Associates Limited Partnership

Minneapolis Business Park JV

Miramar Housing Associates Ltd Partnership

Misty Woods CPF 19, LP (DE)

Monaco Arms Associates I (FL)

Monaco Arms Associates II Ltd (FL)

Monmouth Associates Ltd Partnership (WA)

Monroe Corporation (MD)

Monroe-Oxford Associates Limited Partnership (MD)

Monroeville Development Corporation (MA)

Montblanc Gardens Apartments Associates (MA)

Montblanc Housing Associates (MA)

Montgomery Partners, Ltd. (CA)

Montgomery Realty Company—84 (CA)

Montgomery Realty Company—85 (CA)

Monument Street Ltd Partnership (MD)

Moral Gardens Associates

Morningside Housing Phase B (NY)

Morrisania Towers Housing Company Ltd Partnership (NY)

Morton Towers Apartments, L.P. (DE)

Moss Gardens Ltd, a Partnership in Commendam

Mount Clare-Oxford Associates, A Maryland Limited Partnership (MD)

Mountain Run, L.P. (DE)

MRR Ltd Partnership

Mt Pleasant Associates Limited Partnership (MA)

Mulberry Associates

Multi-Benefit Realty Fund 87-1, California Limited Partnerships (A) (CA)

Multi-Benefit Realty Fund 87-1, California Limited Partnerships (B) (CA)

Murphy-Blair Associates III, L.P. (MO)

Muske Ltd Partnership (MI)

Naples-Oxford Limited Partnership (MD)

Naples-Oxford, L.L.C. (MD)

Nashua-Oxford Bay Associates Limited Partnership (MD)

Natchez Ltd

Natick Associates

National Boston Lofts Associates, LLLP (CO)

National Corporate Tax Credit, Inc.

National Corporate Tax Credit, Inc. III

National Corporate Tax Credit, Inc. IV

National Corporate Tax Credit, Inc. VII

National Corporate Tax Credit, Inc. VIII

National Corporate Tax Credit, Inc. X

National Corporate Tax Credit, Inc. XI

National Corporate Tax Credit, Inc. XII

National Housing Partnership Realty Fund I (MD)

National Housing Partnership Realty Fund III (MD)

National Housing Partnership Realty Fund IV

National Housing Partnership Realty Fund Two

National Partnership Investments Corp. (DE)

National Pinetree Limited Partnership (NC)

National Property Investors 4 (CA)

National Property Investors 5 (CA)

National Property Investors 6 (CA)

National Property Investors 7 (CA)

National Property Investors 8, a California Limited Partnership (CA)

National Property Investors III (CA)

National Tax Credit, Inc.

National Tax Credit, Inc. II

t Resources Corporation (IL)

New Baltimore Towers LP

New Castle-Oxford Associates (IN)

New Fairways LP

New Haven Associates Limited Partnership

New Hidden Acres, LP

New Horizons Associates, LTD.

New Lake Meadows, L.P. (SC)

New Shelter V LP (DE)

New Snowden Village I LP (DE)

New Timber Ridge GP, L.P. (DE)

New Timber Ridge, L.P. (DE)

New Vistas Apartments Associates (IL)

New Vistas Apartments Associates Phase II (IL)

New Wesley Highland Towers

New West 111th Street Housing Company Ltd Partnership (NY)

New West 111th Street Two Associates Ltd Partnership (NY)

Newark Ohio Townehouses Ltd

Newberry Arms, LP

Newington-Oxford Associates Limited Partnership (MD)

Newport-Oxford Associates Limited Partnership (MD)

Newton Hill Limited Partnership

NHP A&R Services, Inc. (VA)

NHP Bayshore Associates L.P. (DE)

NHP Bayshore, L.P. (DE)

NHP Country Gardens, Inc. (VA)

NHP Country Gardens, L.P.

NHP Cranbrook Club Associates L.P.

NHP Cranbrook Club Limited Partnership (DE)

NHP Employee Limited Partnership (DC)

NHP Florida Management Company (FL)

NHP Hollymead Associates L.P. (DE)

NHP Hollymead L.P. (DE)

NHP Investment Partners I

NHP Kingston Associates L.P. (DE)

NHP Kingston L.P. (DE)

NHP Maintenance Services Company (VA)

NHP Management Company (DC)

NHP Mattapony, LP (DE)

NHP Mid-Atlantic Partners One Limited Partnership (DE)

NHP Mid-Atlantic Partners Three Limited Partnership (DE)

NHP Mid-Atlantic Partners Two Limited Partnership (DE)

NHP Park Village Associates L.P.

NHP Park Village Limited Partnership

NHP Parkway Associates L.P.

NHP Parkway L.P.

NHP Partners Two Limited Partnership (DE)

NHP Pembroke Courts Associates L.P

NHP Pembroke Courts L.P (DE)

NHP Point West Associates "85

NHP Puerto Rico Management Company (DE)

NHP Ramblewood Associates L.P.

NHP Ramblewood L.P.

NHP Ridgewood Partners, L.P. (DE)

NHP Southeast Partners, L.P. (DE)

NHP Tropical Gardens Associates L.P.

NHP Tropical Gardens Limited Partnership

NHP Villas Associates L.P.

NHP Villas Associates Two, L.P.

NHP Villas L.P.

NHP Windsor Crossing Associates, L.P.

NHP Windsor Crossing, L.P.

NHP Woodshire Associates L.P.

NHP Woodshire, L.P. (DE)

NHP/Congress Management Limited Partnership (VA)

NHP/HG Ten, L.P. (DE)

NHP/PRC Management Company LLC (DE)

NHP-HDV Eighteen, Inc. (DE)

NHP-HDV Eleven, Inc. (DE)

NHP-HDV Fourteen, Inc. (DE)

NHP-HDV Nineteen, Inc. (DE)

NHP-HDV Seventeen, Inc. (DE)

NHP-HDV Ten, Inc. (DE)

NHP-HG Six, Inc. (VA)

NHP-HG Twelve, Inc. (DE)

NHP-HS Three, Inc. (DE)

Nichols Townehomes Ltd (OH)

Ninth Springhill Lake Limited Partnership (MD)

Nob Hill Villa Apartments Associates, L.P. (TN)

Norco Associates (PA)

Normandie Avenue Limited Partnership

Normandy Group, Ltd. (IL)

North Coast/Syracuse LP

North Gate-Oxford Associates Limited Partnership (IN)

North Lake Terrace Associates Ltd Partnership (TX)

North Omaha Homes (NE)

North Park Associates (TX)

North Point Oxford Corporation (MD)

North Point-Oxford Associates Limited Partnership (MD)

North River Village III GP LP

North River Village III Limited Partnership (SC)

North Washington Park Estates

North Washington Park Partnership (IL)

North Woods-Oxford Associates Limited Partnership (IN)

Northbrook Apts. Ltd (MS)

Northbrook Partners, Ltd.

Northern States Properties Ltd (WA)

Northgate Limited, L.P. (DE)

Northgate Village Limited Partnership

Northwest Terrace Associates Ltd Partnership (TX)

Northwest Village Ltd. (TX)

Northwind Forest Ltd (MI)

Northwinds Apartments, L.P.

Nova Associates Limited (WA)

NP Lofts Associates, L.P. (CO)

NPI Property Management Corporation (FL)

NPI-AP Management, L.P. (DE)

NPI-CL Management, L.P. (DE)

OA "77 Cameron, L.L.C. (MD)

OAC L.L.C. (MD)

OAC Limited Partnership (MD)

Oak Falls Partners, a Texas Limited Partnership (TX)

Oak Hill Apartment Associates

Oak Hollow South Associates (PA)

Oak Knoll (Apartments) Apts Ltd

Oak Park-Oxford Associates Limited Partnership (MI)

Oak Run GP, L.L.C. (SC)

Oak Run, L.P. (SC)

Oak West Limited Partnership (OK)

Oak Woods Associates (IL)

Oakland City/West End Associates Ltd. (GA)

Oakland Company, LP

Oakland Village Townhouse Associates Ltd Partnership

Oakwood Limited Partnership

OAMCO I, L.L.C. (DE)

OAMCO II, L.L.C. (DE)

OAMCO III, L.L.C. (DE)

OAMCO IV, L.L.C. (DE)

OAMCO IX, L.L.C. (DE)

OAMCO V, L.L.C. (DE)

OAMCO VI, L.L.C. (DE)

OAMCO VII, L.L.C. (DE)

OAMCO VIII, L.L.C. (DE)

OAMCO X, L.L.C. (DE)

OAMCO XI, L.L.C. (DE)

OAMCO XII, L.L.C. (DE)

OAMCO XIII, L.L.C. (DE)

OAMCO XIV, L.L.C. (DE)

OAMCO XIX, L.L.C. (DE)

OAMCO XIX, L.P. (DE)

OAMCO XV, L.L.C. (DE)

OAMCO XVI, L.L.C. (DE)

OAMCO XVII, L.L.C. (DE)

OAMCO XVIII, L.L.C. (DE)

OAMCO XVIII, L.P. (DE)

OAMCO XX, L.L.C. (DE)

OAMCO XX, L.P. (DE)

OAMCO XXI, L.L.C. (DE)

OAMCO XXI, L.P. (DE)

OAMCO XXII, L.L.C. (DE)

OAMCO XXIII, L.L.C. (DE)

OAMCO XXIV, L.L.C. (DE)

OAMCO XXV, L.L.C. (DE)

OAMCO XXVI, L.L.C. (DE)

OAMCO XXVIII, Limited Partnership (DE)

OAMCO XXX, Limited Partnership (DE)

Ocala Place Ltd. (FL)

Ocala-Oxford Limited Partnership (MD)

O'Dea Investment Company (CA)

OFA Partners (PA)

O'Fallon Associates of Illinois Limited Partnership

OHA Associates

Okemos Station-Oxford Associates (MI)

Old Farm Associates (PA)

Olde Mill Investors Limited Partnership (DE)

Olde Towne Associates L.P. (IN)

Oliver Associates, A Maryland Limited Partnership (MD)

One Linwood Associates Ltd. (DC)

One Lytle Place (OH)

One West Conway Associates Ltd Partnership (MD)

OP Property Management, L.P. (DE)

OP Property Management, LLC (DE)

Orange City Villas II Ltd (FL)

Orange Village Associates (PA)

Orangeburg Manor (SC)

Orchard Mews Associates Ltd Partnership (MD)

Orchard Park Apartments, L.P.

Orchard Park Apartments, L.P. (SC)

Orchard Park Associates Joint Venture, a SC general partnership (SC)

Orlando-Lake Conway Limited Partnership (CT)

ORP Acquisition Partners Limited Partnership (MD)

ORP Acquisition, Inc. (MD)

ORP Corporation I (MD)

ORP Corporation II (MD)

ORP Corporation III (MD)

ORP Corporation IV (MD)

ORP Four Limited Partnership (MD)

ORP I Assignor Corporation (MD)

ORP One L.L.C. (MD)

ORP Three L.L.C. (MD)

ORP Two L.L.C. (MD)

OTC Apartments Limited Partnership (FL)

OTEF II Assignor Corporation (MD)

OTEF II Associates Limited Partnership (MD)

Outlets GP, L.L.C. (SC)

Outlets Mall LP (DE)

Overbrook Park Ltd

Overlook Associates Ltd (GA)

Oxford Apartments Ltd (IL)

Oxford Associates "76 Limited Partnership (DE)

Oxford Associates "77 Limited Partnership (DE)

Oxford Associates "78 Limited Partnership (IN)

Oxford Associates "79 Limited Partnership (IN)

Oxford Associates "80 Limited Partnership (IN)

Oxford Associates "81 Limited Partnership (IN)

Oxford Associates "82 Limited Partnership (IN)

Oxford Associates "83 Limited Partnership (IN)

Oxford Associates "84 Limited Partnership (IN)

Oxford Associates "85 Limited Partnership (IN)

Oxford Associates "86 Limited Partnership (IN)

Oxford Bethesda I Limited Partnership (MD)

Oxford Bethesda II Limited Partnership (MD)

Oxford Construction Services, Inc. (IN)

Oxford Corporation (IN)

Oxford Development Corporation (IN)

Oxford Development Enterprises, Inc. (IN)

Oxford Engineering Services, Inc. (IN)

Oxford Equities Corporation (IN)

Oxford Equities Corporation II (DE)

Oxford Fund I Limited Partnership (MD)

Oxford General Partners Corporation (DE)

Oxford Holding Corporation (MD)

Oxford Investment Corporation (MD)

Oxford Investment II Corporation (MD)

Oxford Management Company, Inc. (IN)

Oxford Managers I, Limited Partnership (MD)

Oxford Managers II, Limited Partnership (MD)

Oxford Managers III-A Limited Partnership (MD)

Oxford Mortgage & Investment Corporation (IN)

Oxford Multiple Equities for Growth & Appreciation Limited Partnership (MD)

Oxford National Properties Corporation (MD)

Oxford Oaks Investors Ltd Partnership (OK)

Oxford Partners I Limited Partnership (IN)

Oxford Partners II Limited Partnership (MD)

Oxford Partners III Limited Partnership (MD)

Oxford Partners V Limited Partnership (MD)

Oxford Partners X, L.L.C. (MD)

Oxford Place Associates (RI)

Oxford Properties Corporation (IN)

Oxford Property Advisors Corporation (MD)

Oxford Public Funds Corporation (MD)

Oxford Real Estate Holdings Corporation (MD)

Oxford Realty Advisers Corporation (MD)

Oxford Realty Financial Group, Inc. (MD)

Oxford Realty Services Corporation (DE)

Oxford Residential Properties I Corporation (MD)

Oxford Residential Properties I Limited Partnership (MD)

Oxford Retirement Services, Inc. (MD)

Oxford Tax Exempt Fund I Corporation (MD)

Oxford Tax Exempt Fund II Corporation (MD)

Oxford Tax Exempt Fund II Limited Partnership (MD)

Oxford-Columbia Associates, A Maryland Limited Partnership (MD)

Oxford-Kirkwood Associates, A Maryland Limited Partnership (MD)

Oxparc 1994, L.L.C. (MD)

Oxparc 1995, L.L.C. (MD)

Oxparc 1996, L.L.C. (MD)

Oxparc 1997, L.L.C. (MD)

Oxparc 1998, L.L.C. (MD)

Oxparc 1999, L.L.C. (MD)

Oxparc 2000, L.L.C. (MD)

P W III Associates Ltd Partnership

P W IV Associates Ltd Partnership

P W V Associates Ltd Partnership

P W VI Associates Ltd Partnership

P&R Investment Services

P.A.C. Land II Limited Partnership (OH)

Pacific Coast Plaza (CA)

Pacific Coast Villa Limited Partnership

Palace Apartments (NV)

Palisades Apartments LTD (FL)

Palm Aire-Oxford Limited Partnership (MD)

Palm Beach Apartments, L.P.

Palm Beach-Oxford Limited Partnership (MD)

Palm House Ltd Partnership

Palm Lake Associates, LTD. (FL)

Palm Springs Senior Citizens Complex

Palmer Square Apartments Associates

PAM Consolidated Assurance Company, Ltd. (Bermuda)

Panorama City I Limited Partnership

Panorama City II Limited Partnership

Panorama Park Apartments Limited Partnership

Parc Chateau Section I Associates (GA)

Parc Chateau Section II Associates (GA)

Parham-Oxford Associates, A Maryland Limited Partnership (MD)

Park Avenue West I Limited Partnership

Park Avenue West II Limited Partnership

Park Creek Ltd Partnership (CO)

Park Manor, Oregon, Ltd.

Park North-Oxford Associates, A Maryland Limited Partnership (MD)

Park Run Apartments, Ltd.

Park Towne Place Associates Limited Partnership (DE)

Parkview Apartments Limited Partnership (SC)

Parkview Arms Associates I Ltd Partnership (OH)

Parkview Arms Associates II Ltd Partnership (OH)

Parkview Associates (GA)

Parkview Associates Limited Partnership

Parkview Associates Ltd Partnership Verified

Parkview Development Co. (MN)

Parkways Associates Ltd Partnership (IL)

Partners Liquidating Trust (DE)

Partners of the National Housing Partnership—II Liquidating Trust

Patman Switch Associates (LA)

Pavilion Associates

Pebble Point Corporation (MD)

Pebble Point-Oxford Associates, L.P. (IN)

Pelham Place GP Limited Partnership (SC)

Pelham Place L.P. (SC)

Pendleton Riverside Apartments Oregon Ltd (OR)

Penn Hall Associates Ltd Partnership (WA)

Pennbrook Apartments Associates

Pennsylvania Associates

Penview Associates (NY)

Peppermill Place Partners, a Texas Limited Partnership (TX)

Peppermill Village-Oxford Associates (IN)

Peppertree Associates

Peppertree Village Of Avon Park Ltd (FL)

Pershing Waterman Phase I Ltd Partnership

Philippi Towers Limited Partnership

Phillips Village Associates (CA)

Pickwick Place AP XII, LP (SC)

Pine Bluff Associates, A Maryland Limited Partnership (MD)

Pine Haven Apartments, Ltd (MI)

Pine Lake Terrace Associates LP

Pine Tree Apartments, Ltd. (FL)

PineHaven Villas Apartments LP

Pinehurst, Ltd.

Pinellas-Oxford Associates Limited Partnership (MD)

Pinetree Associates

Pinewood Ltd.

Pinewood Place Apartments Associates Limited Partnership

Piney Branch Associates (MD)

Pittsfield Neighborhood Associates

Placid Lake Associates, Ltd. (FL)

Plains Village Ltd. (TX)

Plainview Apartments, LP (SC)

Plainview GP, Inc. (DE)

Plantation Creek CPGF 22, LP (DE)

Plantation Partners Ltd. (FL)

Pleasant Valley Apartments Ltd Partnership

Pleasanton Greens Investment Co.

Plumly Townhomes Ltd

Point James Apts., LP

Point Village Associates

Point West Associates Limited Partnership (GA)

Point West Limited Partnership (KS)

Polynesian Apartments Associates, LTD.

Portage Associates Limited Partnership (MI)

Porterwood-REO, L.P. (TX)

Portfolio Properties Eight Associates (DC)

Portland Plaza Ltd Partnership

Portner Place Associates Ltd Partnership

Post Ridge Associates, Ltd. (TN)

Post Street Associates Ltd Partnership (NY)

PRA, Inc. (GA)

Prairie Village Associates

Preferred Properties Fund 80 (CA)

Preston Drive Ltd Partnership

Pride Gardens

Prime Aspen Limited Partnership (TX)

Prime Crest, L.P. (TX)

Prime H.C. Limited Partnership (TX)

Prince Street Towers Ltd Partnership

Property Asset Brokerage of Florida (FL)

Property Asset Management Services-California, L.L.C. (CA)

Property Services Group, Inc. (DC)

Prospect Associates

PTP Properties, Inc. (DE)

Pueblo Ltd Partnership (CO)

Pullman Wheelworks Assoc I

Pynchon Partners I Limited Partnership

Pynchon Partners II Limited Partnership

Quail Run Associates, L.P. (DE)

Quail Run IV GP Limited Partnership

Quail Run IV Limited Partnership (SC)

Quail Woods Apartments Partners, L.P. (DE)

Quail Woods Developers Limited Partnership (NC)

Queen's Court Joint Venture (TN)

Queensgate II Associates (OH)

Queenstown Apartments Ltd Partnership (MD)

Quincy Manor Associates (WA)

Quint Properties

Raintree GP Inc. (DE)

Raintree GP, L.L.C. (SC)

Raintree Meadows (CA)

Raintree Pensacola, L.P. (SC)

Ramblewood Limited Partnership (MI)

Ramblewood Services, LLC (DE)

Rancho Arms (DC)

Rancho Townhouse Associates (DC)

Randol Crossing Investors (IL)

Randol Crossing Partners (IL)

Ranger Apartments, Ltd.

Ravensworth Associates (MA)

Raymonia Apts. LP

RC Associates (IL)

Real Estate Equity Partners, Inc. (DE)

Real Estate Equity Partners, L.P.

Real Estate Venture Fund III Limited Partnership (MA)

Red River Estates, LP

Reddman Corporation (MD)

Reddman-Oxford Associates Limited Partnership (MD)

Reedy River Properties, L.L.C. (DE)

Registry Square Ltd Partnership

Related Management Company of Florida (FL)

Related/Advance Capital, Ltd. (FL)

Related/GMN Biscayne, Ltd. (FL)

Related/Winchester, Ltd. (FL)

Renaissance-Oxford Associates Limited Partnership (MD)

Residual Equities, L.P. (DE)

Restaurant Properties 1978, Ltd. (TN)

Retirement Manor Associates (CA)

RH Associates

RI-15 Limited Partnership (DC)

Richlieu Associates

Richton Park Investment (WA)

Richton Square Elderly, Ltd.

Richton Square, Phase IV, Ltd.

Ridge Carlton Associates (MA)

Ridgecrest Associates (IL)

Ridgewood Towers Associates

Riding Club, Ltd. (DE)

River Crossing Apartments, Ltd.

River Hill, Limited (TN)

River Loft Apartments Limited Partnership (PA)

River Loft Associates Limited Partnership (MA)

River Oaks Associates

River Wood Associates Limited Partnership (IN)

River Woods Associates Ltd Partnership (IL)

Rivercreek Apartments LP (SC)

Rivercrest Apartments Limited Partnership (SC)

Rivercrest Apartments, L.P. (SC)

Riverfront Apartments Ltd Partnership

Riverfront Associates Ltd

Riverpoint Associates a.k.a. Echo Valley Associates

River's Edge Associates Limited Dividend Housing Association (MI)

Riverside Park Associates Limited Partnership (DE)

Riverview II Associates (NY)

Riverwalk Associates LP (MO)

Rochester Avenue Associates

Rockledge Associates

Rockville Associates, Ltd. (OH)

Rockwell Limited Partnership

Rolling Meadows Of Ada Ltd (OK)

Roosevelt Gardens II

Roosevelt Gardens LP

Roswell-Oxford Limited Partnership (MD)

Round Barn Manor Associates

Rowland Heights Apartments

Rowland Heights II Ltd (CA)

Rowland Heights Liquidating Trust

Royal Coast Apt. Assoc., Ltd. (FL)

Royal De Leon Apartments, Ltd. (FL)

Royal Shore Associates

Royal Towers Limited Partnership (MO)

RT Homestead Associates, Ltd. (FL)

RT Walden Associates, Ltd. (FL)

Ruffin Road Associates Limited Partnership (VA)

Runaway Bay II Corporation (MD)

Runaway Bay II-Oxford Associates Limited Partnership (MD)

Runaway Bay-Oxford Associates, L.P. (MD)

Running Brooke II Associates

Ruscombe Gardens Ltd Partnership (MD)

Russ Allen Plaza Associates, LTD

Rutherford Park Townhouses Associates

S.A. Apartments, Ltd. (AL)

Sabal Palm Associates, Ltd.

Sagewood Manor Associates (NV)

Saginaw Village Oregon, Ltd. (OR)

SAHF II Limited Partnership (DE)

Saint George Villas (SC)

Salem Arms of Augusta LP (SC)

Salem Courthouse LP (SC)

Salem GP, L.L.C. (SC)

Salem Manor Oregon Ltd (OR)

Salem-Oxford Associates Limited Partnership (MD)

San Bruno-Oxford Limited Partnership (MD)

San Jose Limited Partnership (TX)

San Juan Apartments (DC)

San Juan del Centro Limited Partnership (CO)

San Souci-REO, L.P. (TX)

Sandwich Apartments Associates II Limited Partnership

Sandy Springs Associates Ltd

Scandia Associates L.P. (IN)

Schaumburg-Oxford Limited Partnership (MD)

Schumaker Glen Associates, A Maryland Limited Partnership (MD)

Scotch Associates Limited Partnership (PA)

Scotch Lane Associates (PA)

Scott Manor Apartments

Seagrape Village Associates, LTD.

Seaside Point Partners, Ltd. (TX)

Seasons Apartments, L.L.C. (TX)

Seasons Apartments, L.P. (TX)

Seattle Rochester Avenue Associates (NY)

Second Springhill Lake Limited Partnership (MD)

Secured Income, L.P. (DE)

Security House, Ltd. (WA)

Security Management Inc. (WA)

Security Properties (WA)

Security Properties 73 (WA)

Security Properties 74 (WA)

Security Properties 74 II (WA)

Security Properties 74 III (WA)

Security Properties 74A (WA)

Security Properties 75 (WA)

Security Properties 76 (WA)

Security Properties 77 (WA)

Security Properties 77A (WA)

Security Properties 78 (WA)

Security Properties 78A (WA)

Security Properties 79 (WA)

Security Properties 79 II (WA)

Security Properties 80 (WA)

Security Properties 81 (WA)

Security Properties 81A (WA)

Security Properties FHA (WA)

Seminole-Oxford Associates Limited Partnership (MD)

Seminole-Oxford Corporation (MD)

Sencit F/G Metropolitan Associates (NJ)

Sencit Jacksonville Company, Ltd (FL)

Sencit Kelly Township Associates

Sencit Lebanon Company

Sencit New York Avenue Associates

Sencit Selinsgrove Associates

Sencit Towne House LP

Senior Chateau, Ltd.

Serramonte Plaza, a California Limited Partnership (CA)

Seventh Springhill Lake Limited Partnership (MD)

Shadowood Apartments

Shaker Square, L.P. (DE)

Shannon Manor

Sharon Woods, L.P (DE)

Sharp-Leadenhall Associates, A Maryland Limited Partnership (MD)

Sharp-Massachusetts Investment Limited Partnership (DE)

Shearson/Calmark Heritage Park II, Ltd. (CA)

Shearson/Calmark Heritage Park, Ltd. (CA)

Shelter I GP LP (DE)

Shelter III GP Limited Partnership (SC)

Shelter IV GP LP (SC)

Shelter Properties I Limited Partnership (SC)

Shelter Properties II (A South Carolina Limited Partnership)

Shelter Properties III (A South Carolina Limited Partnership)

Shelter Properties IV (A South Carolina Limited Partnership)

Shelter Properties V Limited Partnership (SC)

Shelter Properties VI (A South Carolina Limited Partnership)

Shelter Properties VII (A South Carolina Limited Partnership)

Shelter V GP LP (SC)

Shelter V GP SC LP (SC)

Shelter VII GP Limited Partnership (SC)

Sheraton Towers Limited Partnership

Sherman Terrace Associates

Shoreview Apartments, L.P. (DC)

Signature Point Joint Venture (TX)

Signature Point Partners, Ltd. (TX)

Silver Blue Lake Apartments, LTD.

Silverwood Village Apartments

Singleton-Oxford Associates Limited Partnership (MD)

Site 10 Community Alliance Associates Ltd Partnership (NY)

Six Winthrop Properties, Inc. (DE)

Sixth Springhill Lake Limited Partnership (MD)

Sleepy Hollow Apartments Ltd Partnership

Smith House Associates (MD)

Snap IV Ltd Partnership (GA)

SNI Development Company Ltd Partnership (NY)

Snowden GP, L.L.C. (SC)

Snowden Village Associates, L.P. (DE)

Snowden Village GP Limited Partnership (DE)

Somerset-Oxford Associates (MI)

South Arsenal Neighborhood Associates (CT)

South Bay Villa LP

South Brittany Oaks, L.P. (DE)

South Dade Apartments, LTD.(FL)

South Hiawassee Village Ltd (FL)

South La Mancha, L.P. (DE)

South Landmark Properties, L.P. (TX)

South Mill Associates

South Mountain Terrace Ltd

South Park Apartments Limited Partnership

South Port Apartments, A California Limited Partnership (CA)

South Port CCP/IV, L.L.C. (SC)

South Shore Village Leased

South Windrush Properties, L.P. (TX)

Southmont Apartments (AR)

Southridge Apartments Limited Partnership (TX)

Southridge Associates (IL)

Southridge Investors (IL)

Southridge-Oxford Limited Partnership (MD)

Southside Village Apts. Liquidating Trust

Southward Limited Partnership (TX)

Southwest Affordable Housing Fund Limited Partnership (DE)

Southwest Associates, L.P. (DE)

Southwest Parkway Holdings, Inc. (WA)

Southwest Parkway, Ltd. (TX)

SP Bolingbrook Associates (WA)

SP Buckeye Properties (WA)

SP Columbia Limited (CT)

SP Diversified 1980 (WA)

SP Diversified Properties -I (WA)

SP Illinois Partnership Ltd. (WA)

SP Jayhawk Properties (WA)

SP Mid Term Income Fund, Ltd. (WA)

SP Pine Hills Properties (WA)

SP Properties 1982 (WA)

SP Properties 1983 (WA)

SP Properties 1983 Two (WA)

SP Properties 1984 (WA)

SP Properties I

SP/Hotel Associates, Ltd. (WA)

Spartanburg-Oxford Limited Partnership (MD)

SPI Hartford Associates (WA)

SPI Willoughby Avenue (WA)

Spring Meadow Limited Partnership (MA)

Springdale West (CA)

Springfield Facilities, LLC (MD)

Springhill Commercial Limited Partnership (MD)

Springhill Lake Investors Limited Partnership (MD)

Spruce Hill Apartments, Ltd.

Spruce Ltd Partnership

Spyglass-Oxford Associates, L.P. (IN)

St. Joseph Limited Partnership (MD)

St. Mary's—Oxford Associates Limited Partnership (MD)

St. Nicholas Associates Ltd Partnership (NY)

Stafford Apartments Ltd Partnership (MD)

Stanbridge LP (Lakeshore I)

Standart Woods Associates Limited Partnership (DE)

Standpoint Vista Limited Partnership (MD)

Staunton Heights LP (Lakeshore III)

Steeplechase (Ailken) Ltd. (SC)

Sterling Crest Joint Venture (TN)

Sterling Village Limited Partnership

Stewartown Associates Ltd. (MD)

Stirling Court Partners (TX)

Stock Island Ltd Partnership (FL)

Stone Hollow-REO, L.P. (TX)

Stone Ridge Apartments, L.L.C. (SC)

Stonecreek, Limited (TN)

Stonecreek/Waters Landing, L.L.C. (MD)

Stonegate Park Apartments, Ltd

Stoney Creek CPGF 22, LP (DE)

Stoney Greens, LLC (SC)

Stonybrook Apartments Associates (SC)

Storey Manor Associates Ltd Partnership (IL)

Stratford Place Investors Limited Partnership (DE)

Stratford Village Realty Trust (MA)

Strawbridge Square Associates Ltd Partnership (VA)

Sturbrook Investors, Ltd.

Stuyvesant Limited Dividend (MI)

Sugar Bush Oxford Associates (IN)

Summersong Townhouse Ltd Partnership (CO)

Summerwalk NPI III, L.P. (SC)

Summerwalk Properties, L.L.C. (MD)

Summit Square Associates (PA)

Sun Terrace Associates (PA)

Sunbury Partners, Ltd. (TX)

Suncrest Village (IA)

Sunland Terrace Limited, a California Limited Partnership

Sunnycrest Manor Associates (IN)

Sunrise Associates Ltd Partnership (IL)

Sunrise Gardens (CA)

Sunset Capital Apartments Liquidating Trust

Sunset Plaza Apartments

Sunset Silver Bow Apts

Sunset Village Apartments Ltd

Suntree-Oxford Associates Limited Dividend Housing Association (MI)

Susquehanna View LP

Sutton Place CCP V, LP (SC)

Swan Creek Associates Liquidating Trust

Swift Creek Apts. of Hartsville, LP

Sycamore Creek Associates, L.P. (DE)

T.M. Alexander Associates, LTD. (FL)

Table Mesa Joint Venture

TAHF Funding Corp. (DE)

TAHF II Limited Partnership (DE)

Tamarac Pines II Ltd Partnership

Tamarac Pines Ltd Partnership

Tanara Villa Associates I Liquidating Trust

Tandem Properties

Tara Bridge Limited Partnership (GA)

Taunton Green Associates (MA)

Taunton II Associates (MA)

TEB Municipal Trust II (DE)

Ten Winthrop Properties, Inc. (MD)

TERRA II Ltd. (PA)

Terrace Investors Ltd.

Texas Affordable Housing Investment Fund I Limited Partnership (NC)

Texas Apartment Investors General Partnership (DE)

Texas Cheyenne Village Apartments Ltd Partnership (TX)

Texas Residential Investors Limited Partnership (DE)

The Advance Fund, Ltd. (WA)

The Biltmore Ltd.

The Bluffs Development Limited Partnership (IN)

The Chimneys-Oxford Associates (IN)

The Corners Apartments IV Limited Partnership (SC)

The Courtyard-Oxford Associates (IN)

The Crossings II Limited Partnership (GA)

The Fondren Court Joint Venture (TX)

The Glens LP

The Houston Recovery Fund (TX)

The Meadows Apartments (SC)

The National Housing Partnership (DC)

The New Fairways, L.P. (DE)

The Oak Park Partnership, a Texas Limited Partnership (IL)

The Park at Cedar Lawn, Ltd. (TX)

The Rogers Park Partnership (IL)

The Terraces Associates (IN)

The Tinley Company

The Trails GP Limited Partnership

The Trails, LP (SC)

The Twentynine Palms Limited Partnership

The Villa Limited Partnership

The Village of Kaufman, Ltd.

The Villas, A Limited Partnership (TX)

The Woods Associates

Third Springhill Lake Limited Partnership (MD)

Three Fountains Limited (MI)

Three Winthrop Properties, L.P.

Thrippence Associates, Ltd. (GA)

Thurber Manor Associates, L.P. (DE)

Tidewater-Oxford Limited Partnership (MD)

Tiffany Rehab Associates (MO)

Timberhill Associates LP

Timberlake Apartments Limited Partnership (TX)

Timberwoods Associates, LP

Timuquana Park Associates, Ltd. (FL)

Tinker Creek Limited Partnership (VA)

Tompkins Terrace Associates (NY)

Tower of David

Town & Country Club Apartments LP

Town North, a Limited Partnership (ARK)

Town One Limited Partnership (SD)

Town One, Phase II Limited Partnership (SD)

Towne Parc-REO, L.P. (TX)

Township at Highlands Partners, Ltd. (TX)

Townview Towers I Partnership, Ltd.

Trail Ridge Apartments, Ltd.

Travis One-Oxford Limited Partnership (MD)

Treeline Associates

Treeslope Apartments Limited Partnership (SC)

Trianon Ltd. A LP

Trinity Hills Village Apartments Ltd Partnership (TN)

Trinity Place Community Urban Redevelopment Corporation (OH)

Trinity Towers 14th Street Associates Ltd Partnership

Trinity-Oxford Associates L.P. (IN)

Trinity-Oxford Corporation (MD)

Tri-Properties Associates, LP (SC)

Tri-State Ltd

Tujunga Gardens Limited Partnership

Tumast Associates

Turnberry-REO, L.P. (TX)

Twin Gables Associates Ltd Partnership (OH)

Twin Towers Associates

Two Bridges Associates Ltd Partnership (NY)

Tyee Associates

U.S. Realty Partners, Limited Partnership (SC)

U.S. Shelter, LP (SC)

Underwood Associates Limited Partnership (CT)

Underwood-Oxford Associates Limited Partnership One (CT)

United Front Homes (MA)

United Handicap Federation Apartments Associates Limited Partnership (MN)

United House Associates

United Housing Partners Elmwood Ltd

United Housing Partners Morristown Limited Partnership

United Housing Partners Welch Ltd (TN)

United Housing Partners-Cuthbert Ltd (GA)

United Housing Partnership Carbondale Ltd (TN)

United Investors Growth Properties (MO)

United Investors Growth Properties II (MO)

United Investors Income Properties (MO)

United Investors Income Properties II (MO)

United Redevelopment Associates Ltd Partnership (NY)

University Plaza Associates

Uptown Village Ltd (OH)

Urbana Village (OH)

Urbanizacion Maria Lopez Housing Company Ltd Partnership (NY)

US Realty I Limited Partnership

Valley Associates

Van Nuys Associates Limited Partnership

Vantage "78 Ltd Partnership

Verdes Del Oriente

Verdes Del Oriente Preservation, L.P. (CA)

Victoria Arms Apartments (MO)

Victorian Associates Limited

Victory Square Apartments Limited Partnership

Villa De Guadalupe Associates (DC)

Villa De Guadalupe Associates Preservation, L.P. (CA)

Villa Del Norte Associates (TX)

Villa Del Norte II Associates (TX)

Villa Del Sol Associates Limited Partnership

Villa Nova Limited Partnership (TN)

Village Apts.

Village Circle Apartments Ltd Partnership

Village East Towers Limited (MO)

Village Green Apartments Company Ltd (AL)

Village Green Limited Partnership (FL)

Village Grove, Ltd.

Village Oaks-Oxford Associates, A Maryland Limited Partnership (MD)

Village South Associates (TX)

Vineville Towers Associates Ltd (GA)

Virginia Apartments Limited

Vista APX, Ltd.

Vista Park Chino Limited Partnership

Vistas De San Juan Associates Ltd Partnership

Vistula Heritage Village (OH)

Vivendas Associates

VMS Apartment Portfolio Associates II, a California General Partnership (CA)

VMS Apartment Portfolio Associates III, a California Limited Partnership (CA)

VMS National Residential Portfolio I (IL)

VMS National Residential Portfolio II (IL)

VMS National Residential Properties Joint Venture (IL)

Voltaire Assocs. (GA)

W.T. Limited Partnership (DE)

WAI Associates Limited Partnership (TX)

WAI Properties, Inc. (TX)

Waico Apartments Associates Ltd Partnership (WI)

Waico Phase II Associates Ltd Partnership (WI)

Walden Joint Venture Limited Partnership (MD)

Walden Member, Inc. (DE)

Walden Oaks Associates Ltd Partnership

Walden Pond Assoc., Ltd.

Walhalla Gardens LP

Walker Springs, Limited (A Tennessee Limited Partnership) (TN)

Walmsley Terrace Associates Limited Partnership (VA)

Walnut Hills Associates Ltd

Walnut Springs Associates (IL)

Walnut Springs Limited Partnership (IL)

Walnut Towers Development Liquidating Trust

Walters/Property Asset Management Services, L.L.C. (DE)

Walton-Perry Ltd. (MI)

Warden Associates, A Limited Partnership

Warner Center Inc. (DE)

Warner Center/MGP Inc. (DE)

Warwick Terrace Company Liquidating Trust

Wasco Arms

Washington Chinatown Associates Ltd Partnership

Washington Manor Limited Partnership (TX)

Washington Plaza, Oreg., Ltd. (OR)

Wash-West Properties

Waterford Square Apartments, Ltd.

Watergate II Apartments Ltd.

Watergate II Associates

Watermans Crossing Associates, L.P. (DE)

Waters Landing Partners, L.L.C. (MD)

Waters Towers Associates Ltd Partnership (MD)

Waynesboro Limited Partnership (MS)

Wedgewood Club Estates Limited (WA)

Wedgewood Golf Associates

Wesley Madison Towers Ltd.

West Alameda Apartments (OR)

West Lake Arms Limited Partnership (DE)

West Oak Village Limited Partnership

West Trails Partners, a Limited Texas Partnership(TX)

West Virginian Manor Associates

Westbury Investors Limited Partnership (DE)

Westbury Limited Partnership (MD)

Westchase Midrise Office Partners, Ltd. (TX)

Westchester-Oxford Limited Partnership (MI)

Westchester-Oxford, L.L.C. (MD)

Western Hills Associates LLC (NY)

Westgate (Spartanburg) Ltd (SC)

Westgate Apartments (GA)

Westlake Apts. Assocs.

Westlake East Associates, L.P.

Westlake Terrace Associates

Westminster Associates Ltd Partnership (MD)

Westminster Commons Associates (VA)

Westminster Properties Ltd.

Westridge-Oxford Limited Partnership (MD)

Westview-Youngstown Ltd (OH)

Westwick Apartments, Ltd.

Westwick II Ltd

Westwood Terrace Associates

Westwood Terrace Second Limited Partnership

WFC Realty Co., Inc. (MA)

WFC Realty Saugus, Inc. (MA)

Whispering Pines AIP 6 LP (SC)

White Cliff Apartments Limited Partnership

Whitefield Place Ltd Partnership

Wickford Associates (NC)

Wigar Ltd Partnership

Wilder Richman Historic Properties II, L.P. (DE)

Wilder Richman Historic Properties, L.P. (DE)

Wilderness Trail, Ltd.

Wilkes Towers Limited Partnership

Williamsburg East-REO, L.P. (TX)

Williamsburg Limited Partnership (IL)

Williamsburg South Apartments LP (SC)

Williamsburg-Oxford Limited Partnership (MD)

Willow Creek, L.P. (DE)

Willow Park Associates, L.P.

Willow Wood Limited Partnership

Willows Associates Limited

Winchester Gardens, Ltd. (FL)

Wind Drift Corporation (MD)

Wind Drift-Oxford Associates, L.P. (IN)

Windgate Member, Inc. (DE)

Winding Brook Associates

Windridge-Oxford Associates Limited Partnership (MD)

Windsor Apartments Limited Partnership (DE)

Windsor Crossings Limited Partnership

Windsor Hills I LP (DE)

Wingfield Club Investors, Limited Partnership (KS)

Wingfield Investors LP (KS)

Winhaven Associates

Winnsboro Arms LP

Winrock-Houston Limited Partnership (DE)

Winslowe Apts Ltd

Winter Park Associates LP

Winthrop Apartment Investors 2 Limited Partnership (MD)

Winthrop Apartment Investors Limited Partnership (MD)

Winthrop Financial Associates (MD)

Winthrop Financial Co., Inc. (MA)

Winthrop Growth Investors I Limited Partnership (MA)

Winthrop Houston Associates Limited Partnership (DE)

Winthrop Metro Equities Corporation (DE)

Winthrop Northeast Properties, Inc. (MA)

Winthrop Petersburg Co., Inc. (MD)

Winthrop Properties, L.P.1 (DE)

Winthrop Texas Investors Limited Partnership (MD)

Win-Wood Village, Ltd.

WL/OAC, L.L.C. (MD)

Wolf Ridge Apartments, Ltd.

Wollaston Manor Associates (MA)

Wood Creek CPGF 22, LP (DE)

Woodberry Forest-REO, L.P. (TX)

WoodCrest Apartments, Ltd.

Woodcrest Apartments, Ltd. (TX)

Woodfield Member, Inc. (DE)

Woodhaven Associates, a Virginia Limited Partnership (VA)

Woodhill Associates (IL)

Woodlake Associates, a Limited Partnership (WA)

Woodland Apartments L.P.

Woodland Hills-Oxford Associates (MI)

Woodland Ridge Associates (IL)

Woodland Ridge II Partners (IL)

Woodlawn Village Associates, L.P. (DE)

Woodmark Limited Partnership (VA)

Woodmere Associates, L.P. (DE)

Woods Edge Corporation (MD)

Woods Edge-Oxford Associates, L.P. (IN)

Woods Mortgage Associates (PA)

Woods of Inverness CPF 16, L.P. (DE)

Woodside Village

Woodside Villas of Arcadia Ltd (FL)

Woodsong I

Woodsong II

Woodsong Limited Partnership

Woodsvilla Associates (WA)

Woodway Office Partners, Ltd. (TX)

Worcester Episcopal Housing Company (MA)

WRC -87A Corp.

Wyckford Commons, L.P. (DE)

Wyntre Brook Associates (PA)

Yadkin Associates Ltd Partnership

Yorktown Towers Associates (IL)

Young Israel-Canoga Park, a California limited partnership (CA)

Zickler Associates Limited Partnership (IN)

ZIMCO Corporation IV (MD)

ZIMCO I L.L.C. (MD)

ZIMCO I Limited Partnership (MD)

ZIMCO II L.L.C. (MD)

ZIMCO II Limited Partnership (MD)

ZIMCO III Limited Partnership (MD)

ZIMCO IV Limited Partnership (MD)

ZIMCO IX L.L.C. (MD)

ZIMCO V L.L.C. (MD)

ZIMCO VI L.L.C. (MD)

ZIMCO VII L.L.C. (MD)

ZIMCO VIII L.L.C. (MD)

ZIMCO X L.L.C. (MD)

ZIMCO XI L.L.C. (MD)

ZIMCO XII L.L.C. (MD)

ZIMCO XIII L.L.C. (MD)

ZIMCO XIV L.L.C. (MD)

ZIMCO XIX L.L.C. (MD)

ZIMCO XV L.L.C. (MD)

ZIMCO XVI L.L.C. (MD)

ZIMCO XVII L.L.C. (MD)

ZIMCO XVIII L.L.C. (MD)

ZIMCO XX L.L.C. (MD)

ZIMCO XXI L.L.C. (MD)

ZIMCO XXII L.L.C. (MD)

ZIMCO XXIII L.L.C. (MD)

ZIMCO XXIV L.L.C. (MD)

ZIMCO XXIX L.L.C. (MD)

ZIMCO XXV L.L.C. (MD)

ZIMCO XXVI L.L.C. (MD)

ZIMCO XXVII L.L.C. (MD)

ZIMCO XXVIII L.L.C. (MD)

ZIMCO XXX L.L.C. (MD)

ZIMCO XXXI L.L.C. (MD)

ZIMCO XXXII Limited Partnership (MD)

ZIMCO XXXIII L.L.C. (MD)

QuickLinks

  Exhibit 21.1